UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

December 11, 2025

Dear Regional Health Properties, Inc. Shareholders:

It is my pleasure to invite you to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Regional Health Properties, Inc., which will be held on December 30, 2025, at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338, at 10:00 a.m., local time. We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2025 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting. At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Your vote on the business to be considered at the Annual Meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible to ensure your shares are represented at the Annual Meeting.

Thank you for your continued interest in Regional Health Properties, Inc.

Sincerely,

/s/ Brent S. Morrison

Brent S. Morrison
Chief Executive Officer, President, Corporate Secretary and Chairman of the Board of Directors

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	Tuesday, December 30, 2025 at 10:00 a.m., local time

PLACE	1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338

ITEMS OF BUSINESS	1.	To elect the seven director nominees named in the accompanying proxy statement (Proposal 1) by the voting groups set forth below;

(a) Four directors to be elected by the holders of our common stock, no par value per share (the “common stock”), voting separately as a single class;

(b) One director to be elected by the holders of our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), voting separately as a single class; and

(c) Two directors to be elected by the holders of our Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (the “Series D Preferred Stock”), voting separately as a single class.

	2.	To approve the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “A&R Plan”) (Proposal 2), by the holders of our common stock voting separately as a single class;

	3.	To conduct an advisory vote to approve the compensation of the named executive officers (“Say-on-Pay”) (Proposal 3), by the holders of our common stock voting separately as a single class;

	4.	To consider an advisory vote to determine shareholder preference on the frequency of the Say-on-Pay vote (“Say-When-on-Pay”) (Proposal 4), by the holders of our common stock voting separately as a single class;

	5.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 5), by the holders of our common stock voting separately as a single class; and

	6.	To transact such other business as may properly come before the 2025 Annual Meeting of Shareholders and any adjournments or postponements thereof.

Record Date	November 14, 2025 (the “record date”). Only shareholders of record of our common stock, our Series B Preferred Stock and our Series D Preferred Stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2025 Annual Meeting of Shareholders and any adjournments or postponements thereof.

PROXY MATERIALS AND ANNUAL REPORT	The accompanying proxy statement and the enclosed proxy card are first being mailed to shareholders on or about December 11, 2025. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 accompanies the proxy statement.

Whether or not you plan to attend the 2025 Annual Meeting of Shareholders, please read the accompanying proxy statement and the voting instructions on the enclosed proxy card. Then please vote over the Internet or by completing, signing, dating and mailing the completed proxy card to us. The instructions on your proxy card describe how to use these convenient services.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be Held on December 30, 2025: Our 2025 proxy materials and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2025.

By Order of the Board of Directors,

/s/ Brent S. Morrison
Brent S. Morrison, Chief Executive Officer, President, Corporate Secretary and Chairman of the Board of Directors

Atlanta, Georgia
December 11, 2025

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF SHAREHOLDERS

Regional Health Properties, Inc. (the “Company,” “we,” “us” and “our”) is furnishing this proxy statement (this “Proxy Statement”) in connection with the solicitation by our Board of Directors (the “Board of Directors” or the “Board”) of proxies for our 2025 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2025 Annual Meeting of Shareholders. The Annual Meeting will be held on December 30, 2025, at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338, at 10:00 a.m., local time.

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting. Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our shareholders. This Proxy Statement is also used by the Board to solicit proxies to be used at the Annual Meeting so that all shareholders of record have an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated Brent Morrison, our Chief Executive Officer, President and Corporate Secretary, and Mark Stockslager, our Chief Financial Officer (together, the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by such proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 30, 2025

This Proxy Statement and our 2024 Annual Report to Shareholders are available at https://www.cstproxy.com/regionalhealthproperties/2025. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of record of our common stock, no par value per share (the “common stock”), our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), and our Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (the “Series D Preferred Stock”), as of close of business on November 14, 2025 (the “record date”), on or about December [●], 2025. A copy of the 2024 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), as filed with the SEC, is being mailed with this Proxy Statement. You should read the entire Proxy Statement carefully before voting.

If you attend the Annual Meeting, then you may vote in person. If you are not present at the Annual Meeting, then your shares may be voted only by a person to whom you have given a valid proxy.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you were a shareholder of the common stock, the Series B Preferred Stock, or the Series D Preferred Stock as of the close of business on November 14, 2025, the record date. Shareholders of record of the common stock are entitled to vote on Proposal 1(a), Proposal 2, Proposal 3, Proposal 4

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and Proposal 5. Shareholders of record of the Series B Preferred Stock are entitled to vote on Proposal 1(b). Shareholders of record of the Series D Preferred Stock are entitled to vote on Proposal 1(c). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. For additional information, see “— How do I vote?”

Holders of our Series A Redeemable Preferred Shares, no par value per share (the “Series A Preferred Stock”), are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

Each share of common stock is entitled to one vote on each of Proposal 1(a), Proposal 2, Proposal 3, Proposal 4 and Proposal 5 at the Annual Meeting. Each share of Series B Preferred Stock is entitled to one vote on Proposal 1(b) at the Annual Meeting. Each share of Series D Preferred Stock is entitled to one vote on Proposal 1(c) at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of one-third (1/3) of the votes entitled to be cast on a matter will constitute a quorum for action on that matter. As of November 14, 2025, the record date, we had 3,934,677 shares of common stock outstanding, 1,885,913 shares of Series B Preferred Stock outstanding, and 1,405,609 shares of Series D Preferred stock outstanding — meaning that 1,311,559 shares of common stock, 628,638 shares of Series B Preferred Stock, and 468,537 shares of Series D Preferred Stock must be represented in person or by proxy at the Annual Meeting to have a quorum. For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn the Annual Meeting until a quorum is present. Any adjournment of the Annual Meeting may be made from time to time by the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment is for more than 120 days or the Board fixes a new record date for the adjourned Annual Meeting, no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock, the Series B Preferred Stock, and the Series D Preferred Stock are being asked to vote on the following proposals:

(a)	Election of the seven director nominees named in this Proxy Statement (“Proposal 1”) by the voting groups set forth below;

(a)	Four directors to be elected by the holders of our common stock, voting separately as a single class;

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class.

(b)	Approval of the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (“Proposal 2”), by the holders of our common stock voting separately as a single class;

(c)	Advisory vote on executive compensation (“Say-on-Pay”) (“Proposal 3”), by the holders of our common stock voting separately as a single class;
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(d)	Advisory vote on the frequency of the Say-on-Pay vote (“Say-When-on-Pay”) (“Proposal 4”), by the holders of our common stock voting separately as a single class; and

(e)	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 5”), by the holders of our common stock voting separately as a single class.

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting.

What vote is required under Georgia law, and how will the votes be counted, to elect directors, to approve our Amended and Restated 2023 Omnibus Incentive Compensation Plan, to approve the advisory vote on the executive compensation, to approve the advisory vote on the frequency on the Say-on-Pay vote, and to ratify the appointment of Cherry Bekaert?

Proposal	Voting Options	Vote Required to Elect or Approve (Assuming a Quorum Exists)	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors (Proposal 1)
Election of Directors (Proposal 1(a))	For or Withhold	A plurality of votes cast by shares of common stock entitled to vote in the election at the Annual Meeting	No effect	No effect
Election of Directors (Proposal 1(b))	For or Withhold	A plurality of votes cast by shares of Series B Preferred Stock entitled to vote in the election at the Annual Meeting	No effect	No effect
Election of Directors (Proposal 1(c))	For or Withhold	A plurality of votes cast by shares of Series D Preferred Stock entitled to vote in the election at the Annual Meeting	No effect	No effect
Approval of Amended and Restated 2023 Omnibus Incentive Compensation Plan (Proposal 2)	For, Against or Abstain	Votes cast by shares of common stock entitled to vote favoring the action exceed the votes cast by shares of common stock entitled to vote opposing the action	No effect	No effect
Advisory Vote on Executive Compensation (Proposal 3)	For, Against or Abstain	Votes cast by shares of common stock entitled to vote favoring the action exceed the votes cast by shares of common stock entitled to vote opposing the action	No effect	No effect
Advisory Vote on the frequency of the Say‑on‑Pay vote (Proposal 4)	Every Year, Every Two Years, Every Three Years or Abstain	The frequency that receives a majority of the votes cast at the Annual Meeting (or, if no majority, the plurality of the votes cast at the Annual Meeting).	No effect	No effect
Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 5)	For, Against or Abstain	Votes cast by shares of common stock entitled to vote favoring the action exceed the votes cast by shares of common stock entitled to vote opposing the action	No effect	Brokers have discretion to vote
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How does the Board recommend that I vote?

The Board recommends that you vote:

●	“FOR” the election of the seven director nominees named in this Proxy Statement (Proposal 1);

(a)	Four directors to be elected by the holders of our common stock, voting separately as a single class;

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class.

●	“FOR” the approval of the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (Proposal 2), by the holders of our common stock voting separately as a single class;

●	“FOR” the approval, on an advisory basis, of our executive compensation (Proposal 3), by the holders of our common stock voting separately as a single class;

●	In favor, on an advisory basis, of the option that calls for future Say-on-Pay votes to be held every “3 YEARS” (Proposal 4), by the holders of our common stock voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 5) by the holders of our common stock voting separately as a single class.

What happens if a director nominee is unable to stand for election?

Subject to any rights of the holders of the Series B Preferred Stock and the holders of the Series D Preferred Stock, If a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this Proxy Statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock in more than one brokerage account, then you will receive a separate Proxy Statement and proxy card or voting instruction card for each brokerage account in which you hold shares of common stock, Series B Preferred Stock, or Series D Preferred Stock. Similarly, if you are a shareholder of record and hold shares of common stock, Series B Preferred Stock or Series D Preferred Stock in a brokerage account, then you will receive a proxy card for shares of common stock, Series B Preferred Stock, or Series D Preferred Stock held in your name and a voting instruction card for shares of common stock, Series B Preferred Stock, or Series D Preferred Stock held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock are voted.

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What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record with respect to those shares. The printed copies of the proxy materials, including any proxy cards, will be sent directly to you by Continental Stock at our request. As the shareholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in a brokerage account, by a bank or by another nominee, then the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and such shares are held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. The printed copies of the proxy materials, including voting instructions, will be forwarded to you by your nominee.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares of common stock in “street name”, then your broker has discretionary authority to vote your shares only with respect to Proposal 5 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2025). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock, as applicable, with respect to Proposal 1 (election of directors), Proposal 2 (approval of Amended and Restated 2023 Omnibus Incentive Compensation Plan), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Advisory Vote on the frequency of the Say-on-Pay vote).

How do I vote?

Instructions regarding how you can vote are contained on the proxy card included in the printed copies of our proxy materials. If you are a shareholder of record, then you may vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

●	Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the proxy card that has been provided to you in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile device and the instructions on the proxy card that has been provided to you; or

●	Via Mail: You may vote by indicating on the proxy card(s) applicable to your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your proxy card for additional information on how to vote. When you vote via Internet or mail, you will direct the Proxy Holders to vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock at the Annual Meeting in accordance with your instructions.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 11:59 p.m., Eastern Time, on December 29, 2025. If you complete all of the proxy card except for one or more of the voting instructions, then the Proxy Holders will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the

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Proxy Holders will vote your shares in accordance with their discretion. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting.

If you hold your shares in “street name,” then your bank, broker or other nominee should provide to you a voting instruction card along with our proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares of common stock, if any, with respect to Proposal 5 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2025).

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name,” then your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, then you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, then you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Can I vote my shares of common stock, Series B Preferred Stock, and Series D Preferred Stock in person at the Annual Meeting?

Yes. If you are a shareholder of record, then you may vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock in “street name,” then you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I do not specify how I want my shares of common stock, Series B Preferred Stock, or Series D Preferred Stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares of common stock, Series B Preferred Stock or Series D Preferred Stock on one or more proposals, then the Proxy Holders will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

●	“FOR” the election of the seven director nominees named in this Proxy Statement (Proposal 1) by the voting groups set forth below;

(a)	Four directors to be elected by the holders of our common stock, voting separately as a single class; and

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class; and

●	“FOR” the approval of the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (Proposal 2), by the holders of our common stock voting separately as a single class;
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●	“FOR” the approval, on an advisory basis, of our executive compensation (Proposal 3), by the holders of our common stock voting separately as a single class;

●	In favor, on an advisory basis, of the option that calls for future Say-on-Pay votes to be held every “3 YEARS” (Proposal 4), by the holders of our common stock voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 5) by the holders of our common stock voting separately as a single class.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, then your bank, broker or other nominee will be unable to vote those shares on Proposal 1 (election of directors), Proposal 2 (approval of Amended and Restated 2023 Omnibus Incentive Compensation Plan), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Advisory Vote on the frequency of the Say-on-Pay vote). The nominee will have discretion to vote on Proposal 5 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2025).

Can I change my vote or revoke my proxy after submission?

Yes. Regardless of the method used to cast a vote, if you are a shareholder of record, then you may change your vote or revoke your proxy by:

●	Delivering to us, at any time before the Annual Meeting is called to order, a written notice of revocation addressed to Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338, Attention: Corporate Secretary;

●	Casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your proxy card before the Internet voting deadline of 11:59 p.m., Eastern Time, on December 29, 2025;

●	Completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order; or

●	Attending the Annual Meeting and voting in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the Annual Meeting is called to order.

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, then you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. Attendance at the Annual Meeting is limited to shareholders or their designated representatives. If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name,” then you must bring a statement from your bank, broker or other nominee evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

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Is this Proxy Statement the only way proxies are being solicited?

In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board, and all costs and expenses incurred in connection with the solicitation are being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding our proxy materials to beneficial owners of the common stock, Series B Preferred Stock, and Series D Preferred Stock.

Does the Company participate in householding?

A single set of proxy materials, along with individual proxy cards, will be delivered in one envelope to multiple shareholders of record having the same last name and address, unless contrary instructions have been received from an affected shareholder. This is referred to as “householding.” We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees. If you would like to enroll in this service or receive individual copies of all documents, then please contact Continental Stock by phone at (212) 509-4000, by e-mail at proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004. Alternatively, if you participate in householding and would like to revoke your consent or otherwise would like to receive separate copies of our proxy materials, then please contact Continental Stock as described above and we will promptly deliver them to you upon your written or oral request. A number of brokerage firms have instituted householding. If you are a beneficial holder, then please contact your broker, bank or other nominee to request information about householding.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be Held on Tuesday, December 30, 2025:
Our 2025 proxy materials and the 2024 Annual Report are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2025.
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PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws, as amended (the “Bylaws”), provide that the number of directors shall be no less than three and no greater than twelve and may be fixed by resolution of the Board from time to time. Our Amended and Restated Articles of Incorporation, as amended (the “Articles”), and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. We currently have seven directors on the Board, three of whom were elected by the shareholders of the common stock or Series B Preferred Stock, as applicable, at the 2024 Annual Meetings of Shareholders held by the Company and four of whom joined the Board in connection with the closing of the merger (the “Merger”) between the Company and SunLink Health Systems, Inc. (“SunLink”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2025 (as amended, “Merger Agreement”), which Merger closed effective August 14, 2025.

Pursuant to the Company’s Articles, because the Company has not redeemed, repurchased or otherwise acquired 800,000 shares of Series B Preferred Stock prior or at the commencement of the Annual Meeting, then one director shall be elected out of the Series B Preferred Stock preferred nominee(s) by a plurality of the votes cast by the Series B Preferred Stock at the Annual Meeting.

Pursuant to the Company’s Articles, so long as at least 200,000 shares of Series D Preferred Stock remain outstanding at the commencement of the Annual Meeting, then two directors shall be elected out of the Series D Preferred Stock preferred nominee(s) by a plurality of the votes cast by the Series D Preferred Stock at the Annual Meeting.

Nominees for Director

Three of the current directors are standing for re-election, having been elected at the 2024 Annual Meeting of Shareholders: Brent S. Morrison, Steve L. Martin and Kenneth W. Taylor. The remaining four current directors standing for election for the first time are Steven J. Baileys, Gene E. Burleson, F. Scott Kellman, and C. Christian Winkle.

The following seven directors are standing for election by the following voting groups: (a) Brent S. Morrison, Kenneth W. Taylor, F. Scott Kellman and C. Christian Winkle, by the common stock shareholders, (b) Steven L. Martin, by the Series B Preferred Stock shareholders, and (c) Dr. Steven J. Baileys and Gene E. Burleson, by the Series D Preferred Stock shareholders.

If elected, each director will serve until the 2026 Annual Meeting of Shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Certain information about each director nominee’s experience, qualifications and skills are set forth below. The noted age of each director is as of November 14, 2025.

Name	Age	Occupation	Independent	Director Since	Committee Memberships(1)
Steven J. Baileys	70	Private Investor	Yes	August 2025	Audit Special(2)

Gene E. Burleson	83	Private Investor	Yes	August 2025	Audit Compensation(2) Special Strategic

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Name	Age	Occupation	Independent	Director Since	Committee Memberships(1)

F. Scott Kellman	68	Private Investor	Yes	August 2025	Audit Nominating(2) Compensation Strategic

Steven L. Martin	68	Private Investor	Yes	January 2025

Brent S. Morrison	49	Chief Executive Officer, President and Corporate Secretary of the Company, Chairman of the Board, and Managing Director of Zuma Capital Management LLC	No	October 2014	Special

Kenneth W. Taylor	64	Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holdings, Inc.	Yes*	February 2018	Audit(2), (3) Nominating

C. Christian Winkle	62	Founder of the Company and independent business consultant	Yes	August 2025	Nominating Compensation Strategic(2)

(1)	The Company has five committees: Audit, Corporate Governance & Nominating (“Nominating”), Compensation, Special/Strategic (“Special”), and Strategic Planning (“Strategic”).

(2)	Committee Chair

(3)	Audit Committee Financial Expert

*	Lead Independent Director.

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors — Director Nominees.” For purposes of determining the independence of Messrs. Baileys, Burleson and Martin, the Board considered the relationships described under “Certain Relationships and Related Party Transactions—Related Party Transactions.”

Approval Requirement

Each director will be elected by a plurality of the votes cast. With respect to Proposal 1(a), the four director nominees receiving the greatest number of votes cast by the common stock will be elected to the Board. With respect to Proposal 1(b), the director nominee receiving the greatest number of votes cast by the Series B Preferred Stock will be elected to the Board. With respect to Proposal 1(c), the two director nominees receiving the greatest number of votes cast by the Series D Preferred Stock will be elected to the Board. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above. Subject to any rights of the holders of the Series B Preferred Stock and the holders of the Series D Preferred Stock, if any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any director nominee will not be able to serve if so elected.

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above (Proposal 1).
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PROPOSAL 2:

APPROVAL OF THE REGIONAL HEALTH PROPERTIES, INC. AMENDED AND RESTATED 2023 OMNIBUS INCENTIVE COMPENSATION PLAN

BACKGROUND OF THE PROPOSAL

On September 21, 2023, the Board approved the Regional Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”), subject to shareholder approval, and on November 16, 2023 the Company’s shareholders approved the 2023 Plan. On November 25, 2025 (the “Approval Date”), our Board unanimously approved the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “A&R Plan”), subject to approval of the A&R Plan by our shareholders at the Annual Meeting. The A&R Plan (i) increases the number shares of our common stock authorized for issuance under the A&R Plan by 550,000 shares, which would increase the total number of authorized shares available for issuance under the 2023 Plan from 225,000 to 775,000 and (ii) increases the number of share of our common stock that may be issued pursuant to incentive stock options under the A&R Plan from 225,000 to 775,000. Prior to the Board’s approval of the A&R Plan, 149,000 shares of our common stock have already been issued under the 2023 Plan from the 2023 Plan’s inception in 2023 through November 25, 2025, 117,998 shares of our common stock are subject to outstanding awards as of November 25, 2025, and 76,000 shares of our common stock remain available for awards under the 2023 Plan. As of November 25, 2025, the per share closing price of our common stock was $1.32.

The 2023 Plan has (i) assisted the Company in attracting and retaining highly qualified persons to serve as employees, consultants and non-employee directors; (ii) promotes ownership by such employees, consultants and non-employee directors of a greater proprietary interest in the Company; and (iii) aligns their interests more closely with the interests of the Company’s shareholders. The Company has been able to attract highly qualified personnel in part through the use of equity compensation, and believes that it is desirable for shareholders to approve and adopt the A&R Plan so that the Company will have the continued ability to attract additional personnel and to return and reward exceptional performance by service providers through other equity grants that encourage stock ownership and proprietary interest in the Company.

Purposes of Proposed Amendment; Consequences if Proposal is Not Approved

The Board believes that it is prudent and in the best interest of the Company for shareholders to approve this proposal, to ensure that the Company retains the ability to use equity awards as a means of recruitment, retention and compensation for top talent. The A&R Plan enables the Company to align the interests of our management, employees and directors with the interests of our shareholders, links pay to performance and provides a strong incentive to our service providers to both join and remain with the Company. The proposed changes to the A&R Plan are intended to ensure that the A&R Plan remains available to properly incentivize employees, consultants and non-employee directors who are responsible for the long-term success of the Company.

The A&R Plan is subject to approval by our shareholders. If the Company’s shareholders do not approve this proposal, the 2023 Plan will continue in effect in its current form. In that case, we may continue to grant equity awards under the 2023 Plan with respect to the shares remaining available thereunder. However, given the number of shares remaining available under the 2023 Plan, if this proposal is not approved, we may soon have to discontinue the use of equity awards as a form of compensation. If we are not able to grant equity awards, we risk losing our executives and employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our ability to create value for our shareholders.

A&R Plan Expected Duration

We expect that the shares available under the A&R Plan for future awards, if the A&R Plan is approved by our shareholders, will be sufficient for currently-anticipated awards for the next three years. Expectations regarding future share usage could be impacted by a number of factors such as: (i) the future performance of our stock price; (ii) hiring and promotion activity at the executive level; (iii) the rate at which shares are returned to the A&R Plan reserve upon awards’ expiration, forfeiture or cash settlement without the issuance of the underlying shares; (iv) factors involved in acquiring other companies; and (v) other factors. While we believe that the assumptions used are reasonable, future share usage may differ from current expectations.

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The following summary of the material terms of the A&R Plan is qualified in its entirety by reference to the complete text of the A&R Plan, which is attached hereto as Appendix A.

SUMMARY OF REGIONAL HEALTH PROPERTIES, INC. AMENDED AND RESTATED 2023 OMNIBUS INCENTIVE COMPENSATION PLAN

Eligibility

Employees and consultants of the Company and its affiliates are eligible to receive awards under the A&R Plan, including all of our executive officers (currently four) and approximately 15 other employees. Non-employee directors (currently six) are also eligible to receive awards under the A&R Plan. Incentive stock options (“ISOs”), however, may only be granted to employees of the Company and its corporate subsidiaries. Award recipients are selected in the discretion of the Compensation Committee or a committee to whom the Compensation Committee may delegate authority to select grantees pursuant to the terms of the A&R Plan.

Administration

We will bear all expenses of the A&R Plan and our Compensation Committee will administer the plan. The Compensation Committee has the authority to grant awards to such eligible persons and upon such terms and conditions (not inconsistent with the provisions of the A&R Plan) as it may consider appropriate. Among the Compensation Committee’s powers is the authority to (i) determine the form, amount and other terms and conditions of awards; (ii) subject to any limitations or consents as required by the A&R Plan, cancel and substitute or offer to exchange or buy out any previously granted award for payment in cash, shares or other award; (iii) clarify, construe or resolve any ambiguity in any provision of the A&R Plan or any award agreement; (iv) amend the terms of outstanding awards, subject to the grantee’s consent in certain cases and the A&R Plan’s prohibitions against repricing of awards without shareholder approval; (v) adopt, amend or rescind such rules, forms, instruments and guidelines for administering the A&R Plan as the Compensation Committee deems necessary or proper; and (vi) appoint such agents as it deems necessary or advisable to administer the A&R Plan. The Compensation Committee may delegate any or all of its administrative authority to one or more of our officers, except with respect to awards to non-employee directors and executive officers, including executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based on service, performance and/or other factors or criteria, the Compensation Committee may, after grant of the award, accelerate the vesting of all or any part of the award. Notwithstanding the foregoing, any exercise of discretion regarding awards for non-employee directors must be approved by our Board.

Share Counting Provisions

Shares of common stock covered by an award shall only be counted as used to the extent actually used. A share of common stock issued in connection with an award under the A&R Plan shall reduce the total number of shares of common stock available for issuance under the A&R Plan by one; provided, however, that, upon settlement of a stock appreciation right (“SAR”), the total number of shares available for issuance under the A&R Plan shall be reduced by the gross number of shares underlying the portion of the SAR that is exercised. If any award under the A&R Plan terminates without the delivery of shares of common stock, whether by lapse, forfeiture, cancellation or otherwise, the shares of common stock subject to such award, to the extent of any such termination, shall again be available for grant under the A&R Plan. Notwithstanding the foregoing, upon the exercise of any such award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares of common stock as to which the award is exercised, and such number of shares shall no longer be available for awards under the A&R Plan. If any shares subject to an award granted under the A&R Plan are withheld or applied as payment in connection with the exercise of such award or the withholding or payment of taxes related thereto or separately surrendered by the participant for any such purpose, such returned shares of common stock will be treated as having been delivered for purposes of determining the maximum number of shares remaining available for grant under the A&R Plan and shall not again be treated as available for grant under the A&R Plan. The number of shares available for issuance under the A&R Plan may not be increased through the purchase of shares on the open market with the proceeds obtained from the exercise of any options or purchase rights granted under the A&R Plan. Notwithstanding the foregoing, however, in the case of any substitute award granted in assumption of or in substitution for an entity award issued  by an acquired entity, shares delivered or deliverable in connection with such

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substitute award shall not be counted against the number of shares reserved under the A&R Plan (to the extent permitted by applicable stock exchange rules), and available shares of stock under a shareholder-approved plan of an acquired entity (as appropriately adjusted to reflect the transaction) also may be used for awards under the A&R Plan, and shall not reduce the number of shares otherwise available under the A&R Plan (subject to applicable stock exchange requirements). Shares may be allotted and issued pursuant to the A&R Plan from the Company’s authorized but unissued share capital, or the reissue of treasury shares.

If a dividend or other distribution (whether in cash, shares or other property) (excluding ordinary dividends or distributions), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or the repurchase or exchange of shares of our common stock or other securities, or other rights to purchase shares of our securities or other similar transaction or event, affects our shares of common stock such that the Compensation Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the A&R Plan, the Compensation Committee shall make an equitable change or adjustment as it deems appropriate in the number and kind of securities that may be issued pursuant to awards under the A&R Plan, the per individual limits on the awards that can be granted in any calendar year and any outstanding awards and the related exercise prices (as defined below) relating to any such awards, if any, and any other terms and conditions of an award, in each case, subject to the limitations of applicable law.

Share Limits

Under the terms of the A&R Plan, the maximum number of shares of common stock reserved for delivery in settlement of awards shall be an aggregate of 775,000 shares of our common stock, as increased by the terms of the A&R Plan from an aggregate of 225,000 shares of our common stock available for issuance under the 2023 Plan. The total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the A&R Plan may not exceed 775,000 shares, as increased by the terms of the A&R Plan from an aggregate of 225,000 shares provided for under the 2023 Plan.

Subject to the Compensation Committee providing an exception in the event of extraordinary or unusual circumstances, no grantee (other than a non-employee director) may be granted in a single calendar year awards under the A&R Plan denoted in shares with respect to more than 50,000 shares (twice that limit for awards granted in the year in which the grantee (other than a non-employee director) first commences employment or service). The maximum potential value of awards under the A&R Plan denoted in cash or other property that may be granted in a single calendar year to any grantee (other than a non-employee director) may not exceed $250,000 (twice that limit for awards granted to a grantee (other than a non-employee director) in the year in which the grantee first commences employment or service). The foregoing annual award limitations are based on achieving maximum performance resulting in the maximum payout under any applicable award(s). Additionally, these annual award limits apply to dividend equivalents granted to participants, but only to the extent that such dividend equivalents are granted separately from and not as a feature of another award.

A non-employee director may not be granted awards under the A&R Plan in a single calendar year that, taken together with any cash fees paid for the director’s service as a director during the year, exceeds $75,000 in total value (calculating the value of such awards based on the grant date fair value for financial accounting purposes).

Additional Information

Generally, awards under the A&R Plan are granted for no consideration other than prior and/or future services. Awards granted under the A&R Plan may, in the discretion of the Compensation Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the A&R Plan or any other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term, and the exercise price of the SAR may not be less than the exercise price of the related ISO. The material terms of each award will be set forth in a written or electronic award agreement between the grantee and the Company, which shall specify the terms of the award. Generally, no right or interest of a participant in any award may be assigned, pledged, attached, sold or otherwise transferred or encumbered by the participant, other than by will or the laws of descent and distribution. The laws of the State of Georgia govern the A&R Plan. The A&R Plan is

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unfunded, and we will not segregate any assets for grants of awards under the A&R Plan. The A&R Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Other than awards excluded from the minimum vesting requirement as set forth herein, no award may be granted under the A&R Plan that will be eligible to vest earlier than 12 months after the date of grant and/or have a performance period of less than 12 months. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of our common stock available under the A&R Plan may be granted without regard to such minimum vesting requirements. The foregoing restrictions do not limit the Compensation Committee’s authority to accelerate, or provide for the acceleration of, the vesting of all or any part of any award granted under the A&R Plan.

Unless otherwise provided in an award agreement or by the Compensation Committee, upon a termination of the participant’s service, all unexercised options, other awards that remain subject to a risk of forfeiture or are unvested, or award subject to outstanding performance periods shall be forfeited at the time of the participant’s termination of service with the Company and its affiliates.

Types of Awards

The A&R Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and ISOs; (ii) SARs; (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

Stock Options and SARs

The Compensation Committee is authorized to grant SARs and stock options (including ISOs). A stock option allows a grantee to purchase a specified number of our shares at a predetermined price per share (the “Option Exercise Price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share (the “SAR Exercise Price”). The Option Exercise Price or SAR Exercise Price will be determined by the Compensation Committee and set forth in the award agreement, but neither may be less than the fair market value of a share on the grant date. The term of each option or SAR is determined by the Compensation Committee and set forth in the award agreement, except that the term may not exceed 10 years. Notwithstanding the foregoing, any ISO (or a SAR granted in tandem with an ISO) granted to an employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company or any of the Company’s affiliates must include (a) an Option Exercise Price equal to at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) a term not to exceed five years from the date of grant.

Options may be exercised by payment of the purchase price through one or more of the following means: (i) payment in cash (including personal check or wire transfer), (ii) with the approval of the Compensation Committee, by delivering shares of common stock previously owned or held by the grantee, (iii) with the approval of the Compensation Committee, by the withholding of shares of common stock to be acquired upon the exercise of such option or by delivering restricted shares of common stock. The Compensation Committee may also permit a grantee to pay the Option Exercise Price through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Upon exercise, SARs may be settled in cash, shares or other property (or a combination of the foregoing) with a fair market value equal to the excess of the fair market value on the exercise date over the SAR Exercise Price.

In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs that cause the limitation to be exceeded will be treated as nonqualified options. No participant may be granted SARs in tandem with ISOs, that are first exercisable in any calendar year for shares of Company stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000.

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Restricted Shares

The Compensation Committee may award restricted shares consisting of shares of common stock that remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. Unless the award agreement eliminates such rights, a grantee receiving restricted shares will have the right to vote the restricted shares and to receive any dividends payable on such restricted shares if and at the time the restricted shares vest (such dividends to either be deemed reinvested into additional restricted shares subject to the same terms as the restricted shares to which such dividends relate or accumulated and paid in cash when the restricted shares vest). The Compensation Committee shall determine the amount, if any, that a grantee must pay for restricted shares, provided that it shall be no less than the nominal value per restricted share if required applicable law. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Compensation Committee may also grant restricted stock unit awards and/or deferred stock awards. A restricted stock unit award is the grant of a right to receive a specified number of our shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). A deferred stock award is the grant of a right to receive a specified number of our shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event. If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award. Generally, to the extent that a participant’s service is terminated while certain restricted stock units or deferred sock awards remain subject to a substantial risk of forfeiture, such restricted stock units or deferred sock awards will be forfeited, unless the Compensation Committee determines, or the applicable award agreement provides, that the participant’s service was terminated due to “retirement”, death, “disability” or involuntary termination by the Company or an affiliate without “cause” or termination by the participant for “good reason” (each term, as defined in the A&R Plan). Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. Unless the applicable award agreement eliminates such rights, however, a grantee receiving restricted stock units or deferred stock will receive dividend equivalents with respect to restricted stock units or deferred stock, and such dividend equivalents will either be deemed to be reinvested in additional shares of restricted stock units or deferred stock subject to the same terms as the shares of restricted stock or deferred stock to which such dividend equivalents relate or accumulated and paid in cash only if the related restricted stock units or deferred stock becomes vested and payable.

Performance Units and Performance Shares

The Compensation Committee may grant performance units or performance shares, which entitle a grantee to cash, shares of our common stock, or a combination thereof, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our shares. Dividend equivalents may be paid directly to grantees upon vesting or may be deferred for later delivery under the A&R Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in our shares, other awards or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs The Compensation Committee may provide that dividend  equivalents not paid in connection  with an award shall  either

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be (i) paid or distributed in cash when the dividend equivalents or awards to which they relate become vested, nonforfeitable and/or payable or (ii) deemed to have been reinvested in additional dividends equivalents or awards.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the A&R Plan also authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on shares of our common stock. The Compensation Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares, cash or other property.

Performance-Based Awards

The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition to awards being granted or becoming exercisable or payable under the A&R Plan, or as a condition to accelerating the timing of such events. Pursuant to the terms of the A&R Plan, the Compensation Committee may adjust the performance goals applicable to an award in the event of certain acquisitions, divestitures or other unexpected business changes. In addition, in determining if the performance goals have been achieved, the Compensation Committee may consider modifications in the event of unanticipated asset write-downs or impairment charges; litigation or claim judgments or settlements; changes in tax laws, accounting principles or other laws or provisions affecting reported results; accruals for reorganization or restructuring programs; or other extraordinary non-reoccurring items. An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Notwithstanding the foregoing, the vesting, exercise or payment of an award (other than a performance-based award) can be conditioned on mere continued employment or service.

Settlement of Awards

Awards generally may be settled in cash, shares of our common stock, other awards or other property, in the discretion of the Compensation Committee to the extent permitted by the terms of the A&R Plan.

Change in Control

If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of our shares or assets (a “Corporate Transaction”) that results in a Change in Control (as defined in the A&R Plan), and the outstanding awards are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Compensation Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Compensation Committee accelerates the vesting of any such awards) and, with respect to any vested and nonforfeitable awards, the Compensation Committee shall either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction and/or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee.

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Additionally, outstanding awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon a Change in Control; outstanding awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. Outstanding performance-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be prorated and vest at target; outstanding performance-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be converted into time-based awards and will become vested and non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. The foregoing actions are subject to compliance with Section 409A of the Code.

Amendment and Termination of the A&R Plan

The A&R Plan may be amended, suspended or terminated by our Board without further shareholder approval, unless such shareholder approval of any such amendment is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our shares of common stock are then listed or quoted. An amendment will be contingent on approval of our shareholders if the amendment would (i) increase the benefits accruing to participants under the A&R Plan, including without limitation, any amendment to the A&R Plan or any agreement to permit a repricing or decrease in the exercise price of any outstanding awards, (ii) increase the aggregate number of shares of common stock that may be issued under the A&R Plan, or (iii) modify the requirements as to eligibility for participation in the A&R Plan. In addition, subject to the terms of the A&R Plan, no amendment or termination of the A&R Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the A&R Plan without the participant’s consent.

Unless earlier terminated by our Board, the A&R Plan will terminate when no shares of common stock remain reserved and available for issuance and no other awards remain outstanding or, if earlier, on the tenth anniversary of the adoption of the 2023 Plan by our Board.

Shareholder Rights

No grantee shall have any rights as a shareholder of the Company until such award is settled by the issuance of Company common stock, other than awards for which certain voting and dividend rights or dividend equivalents may be granted.

Transferability

Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee to whom the award is granted, the award may only be exercised by, or payable to, the grantee. However, the Compensation Committee may provide that awards other than ISOs or a corresponding SAR that is related to an ISO may be transferred by a grantee to any “permitted transferee” (as defined in the A&R Plan). Any such transfer will be permitted only if (i) the grantee does not receive any consideration for the transfer, (ii) the applicable award agreement expressly contemplates the right to transfer the award and (iii) the transfer is on such terms and conditions as are appropriate for the permitted transferee. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the grantee, except that such transferee may only transfer the award by will or the laws of descent and distribution.

No Repricing

Notwithstanding any other provision of the A&R Plan, no option or SAR may be amended to reduce the exercise price nor cancelled in exchange for other options or SARs with a lower exercise t price or for any cash payment (or shares having a fair market value) in an amount that exceeds the excess of the fair market value of the shares underlying such cancelled option or SAR over the aggregate exercise price of such option or SAR or for any other award, without shareholder approval.

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Compliance with Applicable Law

No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which our Company is a party, and the rules of all domestic stock exchanges on which our Company’s shares may be listed.

Real Estate Investment Trust Status

The A&R Plan will be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust (“REIT”). No award will be granted or awarded, and with respect to any award granted under the A&R Plan, such award will not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

No Employment Rights

Awards do not confer upon any individual any right to continue in the employ or service of our Company or any affiliate or subsidiary.

Recoupment of Awards

The A&R Plan provides that awards granted under the A&R Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act or under any applicable rules and regulations promulgated by the SEC or other applicable law or the primary stock exchange on which our shares are listed.

Miscellaneous

Each grantee in the A&R Plan remains subject to the securities trading policies adopted by our Company from time to time with respect to the exercise of options or SARs or the sale of shares of Company stock acquired pursuant to awards granted under the A&R Plan. A grantee shall forfeit any and all rights under an award upon notice of termination by the Company or any affiliate for “Cause” as such term is defined in the A&R Plan. Award agreements shall contain such other terms and conditions as the Compensation Committee may determine in its sole discretion (to the extent not inconsistent with the A&R Plan).

NEW PLAN BENEFITS

The benefits that will be awarded or paid under the A&R Plan are currently not determinable. The awards granted under the A&R Plan will depend on the administrator’s actions and the fair market value of shares at various future dates. Except as noted below, the administrator has not determined future awards or who might receive them. As a result, it is not possible to determine the benefits that executive officers and other employees and non-employee directors and consultants will receive if the A&R Plan is approved by the shareholders.

Under Mr. Morrison’s Amended and Restated Employment Agreement effective August 14, 2025, the Company will grant to Mr. Morrison, pursuant to and subject to the terms and conditions of the 2023 Plan and related award agreement, 100,000 shares of common stock as an Award of Restricted Stock Units (as defined in the 2023 Plan) and an Incentive Stock Option (as defined in the 2023 Plan) to purchase 100,000 shares of common stock, each subject to the terms of the 2023 Plan and award agreement, subject to approval by the Compensation Committee, Mr. Morrison’s continued employment with the Company through the grant date, and to the extent shares of common stock are available for issuance of the awards under the 2023 Plan. If insufficient shares of common stock are available under the 2023 Plan for issuance of the full award, the Company will use reasonable efforts to obtain shareholder approval to increase the shares of common stock available under the 2023 Plan in order to grant the full award.

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Under the Directors' Compensation Policy, effective November 5, 2025, each eligible director is eligible to receive an annual award of 3,000 options.

STOCK OPTIONS PREVIOUSLY GRANTED

Brent S. Morrison, our Chief Executive Officer, President, Corporate Secretary and Director has received a total of 24,000 options under the 2023 Plan. Neither Paul J. O’Sullivan nor Heather L. Pittard, the Company’s other named executive officers, have been granted any options under the 2023 Plan. In addition, none of the Company’s other executive officers; non-employee directors; nominees for election as director; associates of any director, executive officer or director nominee; nor any other current or former employees (other than Mr. Morrison) have been granted any options under the 2023 Plan. Finally, other than Mr. Morrison, no individual has or will receive 5% or more of the stock options granted under the 2023 Plan.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the A&R Plan based on the law in effect as of the date of this Proxy Statement. This summary, which is presented for the information of shareholders considering how to vote on this proposal, is not intended to be exhaustive. It does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes) or foreign, state, or local tax consequences. Nor does it describe tax consequences based on particular circumstances. Each grantee in the 2023 Plan should refer to the text of the plan set forth in Appendix A and consult with his or her own tax advisor as to specific questions relating to tax consequences of participation in the plan.

Nonqualified Stock Options. The grant of a nonqualified stock option will not be a taxable event. The optionee generally will recognize ordinary income upon exercise of the option, in an amount equal to the excess of the fair market value of the shares received at the time of exercise (including option shares withheld by us to satisfy tax withholding obligations) over the exercise price of the option, and generally the Company will be allowed a deduction in this amount, subject to any limitations under Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “IRC”) or any other tax rule. Upon disposition of the shares received upon exercise, the optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the optionee upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the optionee’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the option was exercised).

ISOs. Neither the grant nor the exercise of an ISO will be a taxable event for regular tax purposes, except that the alternative minimum tax may apply to the exercise. The optionee will recognize long-term capital gain or loss on a disposition of shares acquired upon exercise of the option provided the optionee does not dispose of such shares within two years from the date the option was granted and within one year after the shares were transferred to the optionee. For purposes of determining such gain or loss, the optionee’s basis in such shares will, in general, be the exercise price of such option. If the optionee satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the option. If the optionee disposes of the shares acquired upon exercise before satisfying both of the holding period requirements discussed above (a “disqualifying disposition”), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized upon the disposition of the shares) and the exercise price of such option, and the Company will generally be entitled to a deduction in this amount, subject to any limitations under Section 162(m) of the IRC or any other tax rule. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be taxed as a long-term or short-term capital gain, depending upon the length of time the recipient held the shares.

SARs. The grant of a SAR will not be a taxable event. The recipient of a SAR generally will recognize ordinary income upon exercise of the SAR in an amount equal to the excess of the fair market value of the exercised shares at the time of exercise (including shares withheld by us to satisfy tax withholding obligations) over the exercise or base price of the SAR, and generally the Company will be allowed a deduction in this amount, subject to any limitations under Section 162(m) of the IRC  or any other tax rule. Upon disposition  of any shares   received upon exercise, the

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recipient will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the recipient upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the recipient’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the SAR was exercised).

Restricted Shares. The grant of restricted stock will not be a taxable event until the award vests, unless the participant timely files an election under Section 83(b) of the IRC to be taxed at the time of grant. If the recipient makes such an election, he or she will recognize ordinary income equal to the fair market value of the shares at the time of purchase or grant less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss, and any dividends paid after the date of grant will be taxed as dividend income. If the recipient does not make an 83(b) election, the recipient will upon vesting recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any), and any dividends that accrue and become vested similarly will be taxed as ordinary wage income. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The Company will generally be allowed a deduction for the compensation income recognized by the recipient, subject to any limitations under Section 162(m) or any other tax rule.

Restricted Stock Units, Deferred Stock, Performance Units and Performance Based Awards. The grant of an award of restricted stock units (including deferred stock, performance-based awards, or performance units) will not be a taxable event. The recipient of the award generally will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock received (or the amount of any cash payment made in lieu of shares or upon the vesting and payment of any dividend equivalents), and generally the Company will be entitled to a deduction in this amount, subject to any limitations under Section 162(m) of the IRC or any other tax rule. A recipient’s basis for determining gain or loss on a subsequent disposition of these shares of common stock will be the amount the recipient must include in income with respect to the shares. Any gain or loss recognized on a disposition of the shares of common stock generally will be short-term or long-term capital gain or loss, depending on the length of time the recipient holds the shares. A recipient who makes a proper election to defer the settlement of restricted stock units will not recognize income with respect to the restricted stock units, and the Company will not be entitled to a corresponding deduction, until the end of the deferral period. At the end of the deferral period, the recipient will recognize ordinary compensation income, and the Company will be entitled to a corresponding deduction, subject to any limitations under Section 162(m) of the IRC or any other tax rule, equal to the fair market value of the shares of common stock issued at that time (or the amount of any cash payment made in lieu of shares or upon the vesting and payment of any dividend equivalents).

Other Stock-Based Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based awards, the recipient will generally recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or delivery.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan.

Approval Requirement

Approval of the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan requires that the votes cast by shares of common stock entitled to vote favoring Proposal 2 exceed the votes cast by shares of common stock entitled to vote opposing Proposal 2. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 2.

The Board recommends a vote “FOR” to approve the Amended and Restated 2023 Omnibus Incentive Compensation Plan (Proposal 2).
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PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing to our common stock shareholders an opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This is commonly known as a “Say-on-Pay” vote.

Our executive compensation programs are designed to: (i) motivate, retain and recruit the executive talent needed to drive shareholder value and help us grow our business; (ii) reward the achievement of short-term and long-term performance goals; (iii) establish an appropriate relationship between executive pay and short-term and long-term performance; (iv) balance salary and incentive compensation to encourage performance; and (v) align the interests of our named executive officers with those of our common stock shareholders. See “Executive Compensation” for additional details about our executive compensation programs, including information about the 2024 compensation of our named executive officers.

We are asking our common stock shareholders to indicate their support for the compensation of our named executive officers as disclosed in this Proxy Statement. This Say-on-Pay vote gives our common stock shareholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement. Accordingly, we will ask our common stock shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the common stock shareholders of Regional Health Properties, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of the proxy statement for the 2025 Annual Meeting of Shareholders pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and narrative discussion.”

The Say-on-Pay vote is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. The Board and the Compensation Committee value the opinions of our common stock shareholders. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our common stock shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At our Annual Meeting of Shareholders in 2019, our common stock shareholders approved a three-year frequency for say-on-pay proposals. Accordingly, we presently hold say-on-pay votes every three years.

Approval, on an advisory basis, of the compensation of our named executed officers as disclosed above requires that the votes cast by shares of common stock entitled to vote in favor of Proposal 3 exceed the votes cast by shares of common stock entitled to vote against Proposal 3. Unless otherwise instructed, the Proxy Holders will vote proxies held by them “FOR” the approval of the compensation of our named executive officers as described above.

The Board recommends a vote “FOR” the advisory vote on executive compensation (Proposal 3).
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PROPOSAL 4:

ADVISORY VOTE ON FREQUENCY OF THE SAY-ON-PAY VOTE (SAY-WHEN-ON-PAY)

Pursuant to Section 14A of the Exchange Act and the Dodd-Frank Act, we also are providing the common stock shareholders an opportunity to cast a separate non-binding, advisory vote indicating how frequently we should seek a Say-on-Pay vote on executive compensation. The vote provides shareholders with four voting choices regarding the frequency of a Say-on-Pay vote: (i) 1 year; (ii) 2 years; (iii) 3 years; or (iv) abstain. Our common stock shareholders will not be voting to approve or disapprove the recommendations of the Board.

After careful consideration, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company and, therefore, recommends that you vote in favor of a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered the importance of receiving regular input from shareholders on important issues, such as our compensation policies, practices and procedures. The Board recognizes, however, that well-structured executive compensation programs should include plans designed to drive the creation of shareholder value over the long term and do not simply focus on short-term gains. Accordingly, the Board believes a triennial vote would be the most appropriate option for the Company because it would provide the Company with time to assess the effectiveness of our executive compensation programs over the long term and to thoughtfully respond to common stock shareholder concerns and evaluate whether any actions are necessary to address those concerns.

The vote on the preferred frequency of the say-on-pay vote is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. Although the vote is non-binding, the Board and the Compensation Committee will consider the results of the vote, as well as other communications from our common stock shareholders, in determining the frequency of future say-on-pay votes. The Board may decide that it is in the best interests of our common stock shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the non-binding option recommended by our common stock shareholders.

Unless otherwise instructed, the Proxy Holders will vote proxies held by them in favor of a “3 YEAR” frequency on the say-on-pay vote as described above.

The Board recommends a vote for the “3 YEAR” option as the preferred frequency on the Say-on-Pay vote (Proposal 4).
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PROPOSAL 5:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm. The Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter. If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

Representatives of Cherry Bekaert are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Approval Requirement

Approval of the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires that the votes cast by shares of common stock entitled to vote favoring Proposal 5 exceed the votes cast by shares of common stock entitled to vote opposing Proposal 5. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 5.

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 5).
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GOVERNANCE

Board Structure

Our Articles and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, or whether the Chairman of the Board should be a management or a non-management director. Currently, Mr. Morrison serves as the Chairman of the Board.

Mr. Taylor serves as the Lead Independent Director of the Board (the “Lead Independent Director”). As the primary interface between management and the Board, the Lead Independent Director serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management. In addition, the Lead Independent Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role, when we have such a dual role as we currently have. The Lead Independent Director’s responsibilities include as applicable, among other things:

●	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;

●	Scheduling and preparing agendas for meetings of non-management directors;

●	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;

●	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and

●	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other. These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees consist entirely of independent directors, and having each independent director serve on Board committees. Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary. Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes its leadership structure promotes strategy development and is optimal for effective corporate governance.

Independence of Directors and Director Nominees

Pursuant to the rule of the OTCQB Venture Market, the combined company must:

•	Have a board of directors that includes at least two Independent Directors; and

•	Have an Audit Committee (as defined in the OTCQB Rules), with a majority of its members being Independent Directors.

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OTCQB Rules define an “Independent Director” as a Person (as defined in the OTCQB Rules) other than an executive officer or employee of the company or any other Person having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Such rules further provide that the following persons shall not be considered independent: (A) a director who is, or at any time during the past three years was, employed by the company; (B) a director who accepted or has a Family Member (as defined in the OTCQB Rules) who accepted any compensation from the company in excess of $120,000 during any fiscal year within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of the company; or benefits under a tax-qualified retirement plan, or nondiscretionary compensation; or (C) a director who is the Family Member of a Person who is, or at any time during the past three years was, employed by the company as an executive officer.

The Company believes that each of its non-employee directors will qualify as independent directors under the OTCQB Rules and that all of the members of its audit committee will qualify as independent directors under the OTCQB Rules.

Since at least the beginning of the Company’s last fiscal year, the Company has not had nor is there any currently proposed transaction, in which the Company was or in which the Company or the merged company is to be a participant and the amount involved exceeds $120,000, and in which any related person (as defined in the Instructions to Item 404 of Regulation S-K) had or will have a direct or indirect material interest other than as otherwise disclosed elsewhere in the joint proxy statement/prospectus and the interests of Mr. Morrison and Mr. Thornton pursuant to the terms of their respective employment agreements as in effect with Regional or as to be in effect with the merged company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Regional— Management’s Discussion and Analysis of Financial Condition and Results of Operations for the periods ended December 31, 2024 and December 31, 2023—Related Party Transactions” and “—Approval of Related Party Transactions.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board individuals qualified to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the OTCQB rules and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee. The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight. Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates. Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination. For a description of the procedures  required  to  be  followed for a shareholder to  nominate a  potential  director candidate, see “Additional

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Information — Procedures for Business Matters and Director Nominations for Consideration at the 2025 Annual Meeting.” A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee. There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant. The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board. In addition, in setting compensation, the Compensation Committee strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions). Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investor Relations page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Clawback Policy

We have adopted a Clawback Policy, which provides for the recoupment of certain incentive compensation and is administered by the Compensation Committee. Under this policy, if we are required to restate our financial statements, we are generally required to recover reasonably promptly from any current or former executive officer any incentive-based compensation that would not have been paid but for the incorrect financial statements. The recovery requirement applies to incentive-based compensation received during the three fiscal years preceding the restatement. Incentive-based compensation is any compensation that is granted, earned or vested, based on the achievement of a financial reporting measure. We filed our Clawback Policy as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

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Insider Trading Policy and Hedging

We have adopted an Insider Trading Policy which, among other things, prohibits our officers, directors and employees from trading our securities on a short-term basis, purchasing our securities on margin, engaging in short sales with respect to our securities, and buying or selling puts or calls with respect to our securities. We have not otherwise adopted any practices or policies regarding the ability of our officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Communication with the Board and its Committees

The Board welcomes communications from shareholders and interested parties. Shareholders and interested parties may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338. Any correspondence addressed to the Board, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

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BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the date of this Proxy Statement, certain biographical information for each of our four director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Dr. Steven J. Baileys, age 70, is a private investor and has been a director of SunLink since 2000 and is chairman of the SunLink strategic planning committee. Dr. Baileys was Chairman of the board of directors of SafeGuard Health Enterprises, Inc., a public dental care benefits company (“SafeGuard”), from July 1995 to June 2004. Dr. Baileys was Chief Executive Officer of SafeGuard from April 1995 to February 2000, its President from December 1981 until May 1997, and its Chief Operating Officer from December 1981 until April 1995. Dr. Baileys is licensed to practice dentistry in the State of California.

Gene E. Burleson, age 83, is a private investor and has been a director of SunLink since 2003 and is a member of the SunLink strategic planning committee. Mr. Burleson was Chairman of PET DRx Corporation from June 2005 to July 1, 2010, and its Chief Executive Officer from October 2008 until its acquisition by VCA Antech in July 2010. Mr. Burleson was a director of HealthMont Inc. from September 2000 until its acquisition by SunLink in October 2003. Mr. Burleson served as Chairman of Mariner Post-Acute Network, Inc. from January 2000 to June 2002. Mr. Burleson has served as a Director on the Board of Highmark New York from 2013 to 2024. He also served on the Board of Applied UV from September 2021 to May 2024. Mr. Burleson was Chairman of the Board of GranCare Inc. from October 1990 to November 1997 and President and Chief Executive Officer of GranCare Inc. from December 1989 to February 1997. From June 1986 to March 1989, Mr. Burleson served as President, Chief Operating Officer, and Director of American Medical International Inc. (“AMI”). Mr. Burleson served as Managing Director of AMI’s international operations from May 1981 to June 1986.

F. Scott Kellman, age 68, formerly served as Chairman and Chief Executive Officer of American Eagle Lifecare Corporation, a not-for-profit provider of senior living services. Previously, he was the Chief Executive Officer of Care Investment Trust and a Managing Director and Head of Real Estate with CIT Healthcare. Mr. Kellman served as Senior Vice President at Healthcare Property Investors, Inc. where he was responsible for directing HCP’s business development activities. He also served as Senior Vice President, Treasurer of Tenet Healthcare Corporation (“Tenet”) where he managed Tenet’s real estate and oversaw its corporate finance and cash management functions. Mr. Kellman was Chief Operating Officer of Omega Healthcare Investors, Inc. where he acquired and provided debt financing for healthcare real estate properties.

Steven L. Martin, age 68, was elected by the Regional Series B preferred stock shareholders to serve on the Regional Board at Regional’s 2024 Annual Meeting held on January 14, 2025. Mr. Martin previously served on the Regional Board from February 14, 2023 to November 16, 2023. Mr. Martin has worked in the private sector since 2011 managing personal equity/debt accounts and those of friends and family, including public, private and restructurings. Prior to working in the private sector, Mr. Martin worked for Kings Point Capital Management, LLC, a wealth management firm, from October 2015 to March 2016, as a Managing Partner for Slater Capital Management, LLC, from 1996 to 2010, and as a Partner and Retail/Consumer Analyst for Lafer Equity Partners from 1994 to 1996. Mr. Martin is a seasoned investment professional with more than 30 years of experience, primarily in equities, both public and private. Mr. Martin also serves as a board member and Treasurer of a New York City cooperative. Mr. Martin’s expertise and background in the financial markets will provide experience that the Regional Board considers valuable.

Brent S. Morrison., age 49, has served as the Company’s Chief Executive Officer and President since March 2019, Corporate Secretary since December 2022, a director since October 2014 and Chairman of the Board since January 2023. He also served as the Company’s Interim Chief Executive Officer and Interim President from October 2017 to March 2019. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge  fund based in  Beverly Hills, California, from 2007 to

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2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016. Mr. Morrison’s expertise and background in the long-term care industry as well as capital markets provide experience that the Board considers valuable.

Kenneth W. Taylor, age 64, has served as a Regional director since February 2018. Since February 2023 to present, Mr. Taylor has served as the Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holding, Inc., an Altus Capital Partners portfolio company and a leading manufacturer of industrial x-ray systems. Prior to that, Mr. Taylor was the Chief Financial Officer of Construction Forms Inc. an H.I.G. Capital portfolio company and a leading supplier of concrete pumping and industrial processing from February 2022 to February 2023. From March 2019 to January 2022, Mr. Taylor served as the Chief Financial Officer of H-E Parts International, a division of Hitachi Ltd and a leading supplier of parts, re-manufactured components and equipment to the global mining, heavy construction and energy industries, since March 2019. Previously, Mr. Taylor served as Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores since June 2012. In addition, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation, a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports. Mr. Taylor’s business and principal financial officer experience provide experience that the Regional Board considers valuable.

C. Christian Winkle, age 62, was most recently the Chief Executive Officer of Sunrise Senior Living (“Sunrise”). Prior to Sunrise, Mr. Winkle was Chief Executive Officer of MedQuest and SavaSeniorCare/Mariner Health. Mr. Winkle currently serves as a board member of Beazer Homes, a publicly traded homebuilder, Direct Supply, a private/employee owned supply chain/applied technology company, and RD Merrill, the owner of Merrill Gardens, the operator of 70 senior housing communities.

Pursuant to the Company’s articles of amendment, so long as at least 200,000 shares of the Company’s Series D preferred stock remain outstanding, the holders of the Company’s Series D preferred stock voting as a separate class at a meeting of such shareholders duly called for that purpose shall be entitled to elect two members of the Company’s Board. If, at any time 200,000 shares of the Company’s Series D preferred stock remain outstanding, any vacancy in the office of a Series D preferred stock director shall occur, then such vacancy may be filled only by the remaining Series D preferred stock director or by a vote of the holders of record of the outstanding Series D preferred stock at a meeting of such shareholders duly called for that purpose.

The Company believes that each of its non-employee directors will qualify as independent directors under the OTCQB Rules and that all of the members of its audit committee will qualify as independent directors under the OTCQB Rules.

Since at least the beginning of the Company’s last fiscal year, the Company has not had nor is there any currently proposed transaction, in which the Company was or in which Company is to be a participant and the amount involved exceeds $120,000, and in which any related person (as defined in the Instructions to Item 404 of Regulation S-K) had or will have a direct or indirect material interest other than as otherwise disclosed elsewhere in this proxy statement and the interests of Mr. Morrison and Mr. Thornton pursuant to the terms of their respective employment agreements as in effect with the Company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Regional— Management’s Discussion and Analysis of Financial Condition and Results of Operations for the periods ended December 31, 2024 and December 31, 2023—Related Party Transactions” and “—Approval of Related Party Transactions.”

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Committees of the Board

As of December 31, 2024, the Board had three standing committees that assisted it in carrying out its duties — the Audit Committee, the Compensation Committee and the Nominating Committee; and, currently, the Board has five standing committees as described below.

With the exception of Brent S. Morrison, each board member is independent under the listing standards of the OTCQB. The charters  of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

The following chart shows the membership of our standing committees, as of the date of this Proxy Statement.

Name	Audit	Corporate Governance & Nominating	Compensation	Special	Strategic Planning
Steven J. Baileys	√	—	—	Chair	—
Gene E. Burleson	√	—	Chair	√	√
F. Scott Kellman	√	Chair	√	—	√
Steven L. Martin	—	—	—	—	—
Brent S. Morrison	—	—	—	√	—
Kenneth W. Taylor (1)	Chair	√	—	—	—
C. Christian Winkle	—	√	√	—	Chair

(1) Lead Independent Director and Audit Committee Financial Expert

Audit Committee. The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act. The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses. The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and a majority of its members being Independent Directors for purposes of the OTCQB rules with respect to audit committee members.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee assists the Board in identifying individuals qualified to become members of the Board, recommending director nominees for election at the annual meeting of shareholders, and overseeing the Company’s corporate governance principles and practices. The Committee monitors developments in corporate governance best practices, reviews the composition, structure, and performance of the Board and its committees, and makes recommendations regarding Board policies, director independence, and related governance matters. The Committee also oversees the Company’s director evaluation process and succession planning for Board leadership. The Committee is composed of directors appointed by the Board, a majority of whom are independent, and operates under authority delegated by the Board. The Committee reports its findings and recommendations to the full Board for review and approval.

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Compensation Committee. The Compensation Committee is responsible for establishing our compensation plans. The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages. The Compensation Committee approves the compensation of each senior executive and recommends to the Board the compensation arrangements of each member of the Board. In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Special & Strategic Committee. The Special & Strategic Committee assists the Board in areas that require a specialized focus.

Strategic Planning Committee. The Strategic Planning Committee assists the Board in overseeing the Company’s long-term strategic direction, growth initiatives, and capital allocation priorities. The Committee reviews and evaluates the Company’s strategic plan, significant mergers, acquisitions, dispositions, joint ventures, and other strategic transactions, as well as major financing and capital deployment initiatives. The Committee also monitors industry, regulatory, and reimbursement trends affecting the Company’s business and evaluates strategic risks and opportunities for enhancing long-term shareholder value. The Committee is composed of directors appointed by the Board and operates pursuant to authority delegated by the Board. The Committee reports its recommendations and findings to the full Board for consideration and approval.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2024, the Regional Board held six meetings, the Audit Committee held three meetings, the Compensation Committee held one meetings and the Nominating Committee held one meeting. Each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which he served during 2024. In addition, one of the three directors serving at that time attended the Company’s 2024 Annual Meeting of Shareholders. Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

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DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On January 31, 2023, the Compensation Committee approved and on February 8, 2023 the Board approved the Company’s director compensation plan for the year ended December 31, 2023. Pursuant to this plan, 2023 director fees for all directors (excluding Mr. Morrison), were set at $49,800 payable in cash in monthly payments of $4,150. The Lead Independent Director earns an extra $1,000 per month or $12,000 per year.

In addition, each director (excluding Mr. Morrison) also received a payment of $1,000 in cash for each in-person Board meeting attended during the year ended December 31, 2023. Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

On November 5, 2025, the Compensation Committee approved and on November 6, 2025 the Board approved the Company’s non-employee director compensation policy effective September 1, 2025, which set the annual cash compensation as (i) director retainer at $25,000, (ii) committee member at $5,000 and (iii) committee chair at $20,000. In addition, each eligible director is eligible to receive an annual award of 3,000 options.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2024. Directors who are employed by us do not receive any compensation for their activities related to serving on the Board.

Name(1)	Fees earned or paid in cash	Stock awards	All other compensation	Total
Michael J. Fox(2)	$46,125	—	—	$46,125
Kenneth W. Taylor	$49,500	—	—	$49,500
David A. Tenwick	$49,500	—	—	$49,500

(1)	Excludes Mr. Steven L. Martin since he was not elected to serve as a board member until January 14, 2025.
(2)	Mr. Fox resigned effective September 30, 2024.

The number of outstanding exercisable and unexercisable options and warrants, and the number of shares of unvested restricted stock, held by each of our non-employee directors as of December 31, 2024, are shown below:

As of December 31, 2024
	Number of Shares Subject to Outstanding Options or Warrants		Number of Shares of Unvested
Director(1)	Exercisable	Unexercisable	Restricted Stock
Kenneth W. Taylor	—	—	—
David A. Tenwick	—	—	—

(1)	Excludes Mr. Steven L. Martin since he was not elected to serve as a board member until January 14, 2025.

Purpose of the Compensation Committee of the Board of Directors

The Compensation Committee advises the Regional Board with respect to the compensation of each senior executive and each member of the Regional Board. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that the Company’s resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officers as of November 14, 2025. Our executive officers serve at the discretion of the Board, subject to applicable employment arrangements. See “Executive Compensation — Compensation Arrangements with Executive Officers.”

Name	Age	Position
Brent S. Morrison	49	Chief Executive Officer, President, Corporate Secretary and Chairman of the Board
Paul J. O’Sullivan	47	Senior Vice President
Mark J. Stockslager	65	Chief Financial Officer and principal financial officer
Robert M. Thornton, Jr.	76	Executive Vice President – Corporate Strategy

For biographical information for Mr. Morrison, see “Board of Directors —Directors and Director Nominees.”

Paul J. O’Sullivan. Mr. O’Sullivan, age 47, has served as Senior Vice President of the Company since January 2023. He served as Vice President of the Company from December 2020 to January 2023. Prior thereto, Mr. O’Sullivan was Vice President of Asset Management for Formation Development Group, LLC, a private equity real estate development firm that specializes in senior housing development from February 2017 to June 2020. Prior to that, Mr. O’Sullivan was a Financial Analyst for CSG Advisors, a municipal bond advisory firm, from 2014 to February 2017, and an Asset Manager for Formation Capital, a private equity firm focused on senior housing investments, from 2008 to 2014. From 2001 to 2007, Mr. O’Sullivan held accounting positions with Jameson Inns, Home Depot, Aelera, and Spherion.

Mark J. Stockslager, age 65, has served as Chief Financial Officer and principal accounting officer of the Company since August 14, 2025, closing date of the Merger. Prior to the Merger, Mr. Stockslager had served as Chief Financial Officer of SunLink since July 1, 2007. Upon closing of the Merger, the Company offered employment, compensation, and incentive terms to Mr. Stockslager pursuant to his existing SunLink employment letter effective January 1, 2001 (“Existing Stockslager Employment Letter”). Under the Existing Stockslager Employment Letter, Mr. Stockslager’s current base salary is $17,000 per month or $204,000 on an annualized basis. Additionally, Mr. Stockslager is also eligible to receive an annual bonus of up to sixty percent of his annual base salary if criteria established by the compensation committee are met. Upon a change in control, if Mr. Stockslager’s employment is thereafter terminated for any reason other than cause or if he terminates his employment within one year of the change-in-control, he is entitled to twelve months of base pay, to be paid in accordance with the Company’s existing payroll practices.

Robert M. Thornton, Jr., age 76, has served as Executive Vice President – Corporate Strategy of the Company since August 14, 2025, closing date of the Merger. Prior to the Merger, Mr. Thornton had served Chairman and Chief Executive Officer of SunLink since 1998, President since July 16, 1996 and was the Chief Financial Officer from July 18, 1997 through August 2002. Upon closing of the Merger, the Company entered into an employment agreement (“Thornton Employment Agreement”) with Mr. Thornton. The Thornton Employment Agreement provides for a term of 36 months. Pursuant to the Thornton Employment Agreement, Mr. Thornton is entitled to a base salary (the “Thornton Base Salary”) at the gross rate of: (i) $25,000 per month for each of the first 12 consecutive months of the term commencing with the Commencement Date (as defined in the Thornton Employment Agreement); (ii) $20,833 per month for each of the second 12 consecutive months of the term commencing with the first 12-month anniversary of the Commencement Date; and (iii) $15,799 per month for each of the third 12 consecutive months of the term commencing with the second 12-month anniversary of the Commencement Date. The Company’s board of directors shall review the Thornton Base Salary at least annually to determine whether in its sole discretion an increase in the Thornton Base Salary would be appropriate. The Thornton Employment Agreement also provides that Mr. Thornton is eligible to receive an annual discretionary bonus during each year of the term on a reasonably comparable basis to the performance criteria the Company’s board of directors utilizes with respect to the Chief Executive Officer’s annual discretionary bonus, of which such annual discretionary bonus shall not exceed 62.5% of the Thornton Base Salary.

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The Thornton Employment Agreement further provides that, the Compensation Committee shall authorize and Regional shall grant to Mr. Thornton, subject to terms and conditions of the related award agreement, an inducement grant of 100,000 restricted shares of the Company’s Common Stock, which shall vest one third on the Commencement Date, one third on the first 12-month anniversary of the Commencement Date and one third on the second 12-month anniversary of the Commencement Date.

If Mr. Thornton’s employment with the Company shall be terminated during the term (i) by reason of Death (as defined in the Thornton Employment Agreement), or (ii) by Regional due to Mr. Thornton’s Disability (as defined in the Thornton Employment Agreement) or for Cause (as defined in the Thornton Employment Agreement), the Company shall pay to Mr. Thornton or his heirs within 30 days after the termination date a lump sum cash payment equal to the Thornton Accrued Compensation to which Mr. Thornton is entitled. “Thornton Accrued Compensation” shall mean (i) an amount of unpaid Thornton Base Salary earned through the termination date; (ii) annual bonus for any completed calendar year and the portion of annual bonus for the current calendar year to the extent earned (i.e. to the extent the applicable annual goals or performance measures relevant to Mr. Thornton or the Company as a whole have been proportionally achieved or accomplished to termination date) but not yet paid; and (iii) reimbursement for unpaid reasonable and necessary business expenses incurred and substantiated by Mr. Thornton on behalf of the Company or its subsidiaries during the period ending on the termination date, in accordance with the Company’s policy.

If Mr. Thornton’s employment is terminated by the Company for any reason other than for Cause within one year after a Change in Control (as defined in the Thornton Employment Agreement), then, contingent upon Mr. Thornton’s signing a general release, Mr. Thornton shall receive from the Company (i) an aggregate of $300,000 (minus applicable tax withholdings) to be paid in substantially equal monthly installments over the Severance Period in accordance with the normal payroll schedule of the Company; (ii) a lump sum in an aggregate gross amount equal to one year’s Thornton Base Salary at the then-current rate earned for that year payable in monthly installments beginning on the first regular payroll period immediately following the end of the Severance Period; (iii) Thornton Accrued Compensation within 30 days after the termination date in a lump sum, including without limitation, a pro rata portion of any accrued but unpaid annual bonus for which performance goals have been achieved; (iv) the balance of certain other benefits as set forth in the Thornton Employment Agreement for 24 months following termination, subject to the terms and conditions of such plans and programs; and (v) Mr. Thornton’s unvested awards under the Company’s equity plans (whether such plans are in effect now or in the future) (if any) shall vest (as well as any unvested portion of the inducement grant), and shall be exercisable pursuant to the terms of the applicable equity plans and award agreement. “Severance Period” shall mean and include the time remaining in the balance of the term immediately prior to termination.

If Mr. Thornton’s employment with the Company is terminated during the term by the Company other than for Death, Disability, or Cause, then, contingent upon Mr. Thornton’s signing a general release, Mr. Thornton shall receive monthly severance payments with such monthly severance payment equal to the product of (x) an amount equal in the aggregate to the number of months (rounded up to the nearest whole month) remaining in the Severance Period times (y) the then applicable monthly rate of Thornton Base Salary, to be paid in substantially equal monthly installments in accordance with the normal payroll schedule of the Company beginning with the termination date for and over the Severance Period. If Mr. Thornton voluntarily resigns, the foregoing aggregate amount shall be reduced by 20%.

Pursuant to the Thornton Employment Agreement, (i) during the employment term and for six months thereafter, Mr. Thornton is subject to a non-competition provision; (ii) during the employment term and for 24 months thereafter, Mr. Thornton is subject to a non-solicitation of employees provision; and (iii) during the employment term and perpetually thereafter, Mr. Thornton is subject to a confidentiality provision.

Prior to the Merger, Mr. Thornton served as President, and Chief Executive Officer of SunLink under the terms of an employment agreement effective July 1, 2005, as amended to date, for a term ending December 31, 2021.

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Executive Compensation Tables

Summary Compensation Table. The following table sets forth the compensation paid to, earned by or accrued for our named executive officers who served as an officer of the company during fiscal years 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)		Options(1) Awards($)		Total($)
Brent S. Morrison*	2024	220,000	—	54,500	(2)	42,240	(3)	316,740
Chief Executive Officer, President, Corporate Secretary and Chairman (principal executive officer)	2023	220,000	150,000	—		71,802	(4)	291,802
Paul J. O’Sullivan**	2024	150,000	—	32,700	(5)	—		182,700
Senior Vice President (principal financial officer and principal accounting officer)	2023	150,000	—	86,640	(6)	—		236,640
Heather L. Pittard***	2024	127,500	—	—		—		127,500
Chief Accounting Officer (principal accounting officer)	2023	—	—	—		—		—

*	Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 (when he became an employee of the Company) and commenced serving as the Corporate Secretary on December 30, 2022. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019 (during which time he was a non-employee, independent contractor to the Company).

**	Mr. O’Sullivan commenced serving as the Company’s principal financial officer and principal accounting officer on May 26, 2022 and commenced serving as the Company’s Senior Vice President in January 2023.

***	Ms. Pittard commenced serving as the Company’s Chief Accounting Officer and principal accounting officer since joining the Company on April 15, 2024 up until her resignation effective February 15, 2025.

(1)	This column reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 of the options to purchase shares of our common stock granted to the named executive officers. The assumptions used in the valuation of these awards are set forth in Note 12 - Stock Based Compensation to our consolidated financial statements. These amounts do not necessarily correspond to the actual value that may be recognized by the named executive officers, which depends, among other things, on the market value of our common stock appreciating from that on the grant date(s) of the option(s).

(2)	Represents compensation paid to Mr. O’Sullivan as an employee for the year ended December 31, 2024, in the form of a restricted stock grant of 25,000 shares of common stock, with a grant price of $2.18 per share, which will vest in equal installments on the first three anniversaries of the grant date of June 19, 2024. See “Compensation Arrangements with Executive Officer” below.

(3)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2024, in the form of a stock option grant to purchase 24,000 shares of common stock, with an exercise price of $2.03 per share, which 11,250 shares underlying this stock option vested on the grant date of January 1, 2024, and the remaining 12,750 shares underlying the stock option will vest on January 1, 2025. See “Compensation Arrangements with Executive Officers” below.
(4)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2023, in the form of a stock option grant to purchase 24,000 shares of common stock, with an exercise price of $3.32 per share, which vested in its entirety upon the grant date on January 1, 2023. See “Compensation Arrangements with Executive Officers” below.

(5)	Represents compensation paid to Mr. O’Sullivan as an employee for the year ended December 31, 2024, in the form of a restricted stock grant of 15,000 shares of common stock, with a grant price of $2.18 per share, which will vest in equal installments on the first three anniversaries of the grant date of June 19, 2024. See “Compensation Arrangements with Executive Officer” below.

(6)	Represents compensation paid to Mr. O’Sullivan as an employee for the year ended December 31, 2023, in the form of a restricted stock grant of 24,000 shares of common stock, with a grant price of $3.61 per share, which will vest in equal installments on the first three anniversaries of the grant date of January 1, 2023. See “Compensation Arrangements with Executive Officer” below.
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Outstanding Equity Awards at Fiscal Year-End Table. The table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2024:

	OPTION AWARDS						STOCK AWARDS
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested		Market Value of Shares or Units of Stock that have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested
Brent S. Morrison	11,250	(1)	12,750	(1)	$2.03	01/01/2034	—		$—	—	$—
	24,000	(2)	—		$3.32	01/01/2033	—		$—	—	$—
	—		—		$—	—	25,000	(3)	$39,093	—	$—
Paul J. O’Sullivan	—		—		$—	—	15,000	(3)	$23,456	—	$—
							16,000	(4)	$25,019	—	$—

(1)	This stock option award vested 11,250 of the underlying shares upon grant date of January 1, 2024 and the remaining underlying shares of 12,750 shares vested on January 1, 2025.

(2)	This stock option award vested in its entirety upon grant on January 1, 2023.

(3)	Restricted shares that will vest on in equal installments on the first three anniversaries of the grant date of June 19, 2024.

(4)	Restricted shares that will vest in equal installments on the first three anniversaries of the grant date of January 1, 2023.
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Pay Versus Performance

Overview

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between executive compensation actually paid and certain measures of financial performance of the Company.

The Compensation Committee did not use the information displayed in the tables below, including the calculation of compensation actually paid, as a basis for making compensation decisions.

Pay Versus Performance Table

The table below sets forth additional compensation information for our named executive officers (“NEOs”), calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2024, 2023 and 2022.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Loss(5)

2024	$316,740	$298,830	$155,100	$138,416	$34.59	$(3,218,000)
2023	$291,802	$265,976	$236,640	$161,241	$44.99	$(3,888,000)
2022	$478,240	$430,640	$134,395	$117,555	$73.61	$(6,867,000)

(1)	Represents the “Total” compensation for our principal executive officer (“PEO”), Mr. Morrison, as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.” Represents the “Total” compensation for our principal executive officer (“PEO”), Mr. Morrison, as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.”

(2)	Compensation actually paid to our PEO and the average of all non-PEO NEOs is calculated in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

Compensation Actually Paid to PEO

Year	Reported Summary Compensation Table Total for PEO	Less: Reported Value of Stock and/or Option Awards	Plus: Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Add: Awards that are Granted and Vest in the Same Year, the Fair Value as of the Vesting Date	Compensation Actually Paid to PEO

2024	$316,740	$(96,740)	$59,030	$—	$19,800	$298,830

2023	$291,802	$(71,802)	$—	$(25,826)	$71,802	$265,976

2022	$478,240	$(108,240)	$79,680	$(19,040)	$—	$430,640
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Average Compensation Actually Paid to Non-PEO NEOs

Year	Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Reported Value of Stock and/or Option Awards	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Less: Fair Value as of Prior Fiscal Year End of Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	Compensation Actually Paid to Non-PEO NEOs

2024	$155,100	$(32,700)	$23,456	$(7,440)	$—	$138,416

2023	$236,640	$(86,640)	$48,689	$(37,448)	$—	$161,241

2022	$134,395	$—	$—	$(9,520)	$(7,320)	$117,555

(1)	For 2023 and 2024, our non-PEO NEO was Mr. O’Sullivan. For 2022, our non-PEO NEOs were Messrs. O’Sullivan and Waites. Represents the average total compensation for our non-PEO NEOs, derived from the “Total” as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.”

(2)	For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company through December 31 of the applicable fiscal year, assuming $100 was invested on December 31, 2021.

(3)	Reflects Net Loss in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023 and 2022

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Relationship Between Compensation Actually Paid and Financial Measures

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Compensation Arrangements with Executive Officers

The following sets forth the compensation arrangements effective as of December 31, 2024 for our named executive officers who served as an officer of the company during fiscal years 2024 and 2023:

Mr. Morrison. Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 and Corporate Secretary on December 30, 2022, and served as Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 to March 24, 2019.

On November 17, 2017, the Regional Board and the Compensation Committee of the Regional Board agreed to provide Mr. Morrison, as compensation for his service as a non-employee Interim Chief Executive Officer and Interim President, a cash payment in the amount of $15,000 per month, without withholdings, payable on a date to be determined by Mr. Morrison, as well as reimbursement for reasonable travel and other out-of-pocket expenses incurred by Mr. Morrison in connection with the performance of his duties as Interim Chief Executive Officer and Interim President.

On March 25, 2019, upon the Regional Board’s appointment of Mr. Morrison as the Company’s Chief Executive Officer and President, the Regional Board and the Compensation Committee determined that Mr. Morrison’s then-current compensation plan would remain place, with withholdings as an employee, until the Company negotiated and executed an employment agreement with Mr. Morrison.

On June 3, 2019, the Regional Board approved a one-time bonus equal to three months of his current salary in the amount of $45,000 paid upon the closing of the sale of four healthcare properties to MED Healthcare Partners, LLC and upon repayment of the amounts owed to Pinecone Reality Partners II, LLC.

On July 1, 2021, the Company entered into an employment agreement with Mr. Morrison (the “Original Morrison Employment Agreement”), pursuant to which, among other things: (i) the Company agreed to pay Mr. Morrison $220,000 per year, subject to increase by the Compensation Committee; (ii) Mr. Morrison was eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of up to 125% of his base salary; and (iii) the Company provided Mr. Morrison with such other benefits as other senior executives of the Company receive. Pursuant to the Original Morrison Employment Agreement, the Company agreed to employ Mr. Morrison for an initial term of three years.

Pursuant to the Original Morrison Employment Agreement, the Company granted to Mr. Morrison, subject to the 2020 Equity Plan (as defined herein): (i) on July 1, 2021, a restricted stock award of 24,000 shares of common stock, which vested in three equal installments on January 1, 2022, January 1, 2023 and January 1, 2024; (ii) on January 1, 2022, a restricted stock award of 24,000 shares of common stock, which vested in two equal installments on January 1, 2023 and January 1, 2024; and (iii) on January 1, 2023, an option to purchase 24,000 shares of common stock, which vested immediately on the grant date.

Pursuant to the Original Morrison Employment Agreement, the Company agreed to grant Mr. Morrison, subject to the 2020 Equity Plan, on January 1, 2024, an option to purchase 24,000 shares of common stock, of which 11,250 shares underlying this stock option vested on the grant date of January 1, 2024 and the remaining 12,750 shares underlying the stock option vested on January 1, 2025. The exercise price per share for the common stock subject to each option shall equal the Fair Market Value (as defined in the 2020 Equity Plan) of a share of common stock on the respective dates of grant, unless the 2020 Equity Plan requires a higher exercise price.

Pursuant to the Original Morrison Employment Agreement, upon termination of Mr. Morrison’s employment for any reason, the Company would pay Mr. Morrison: (i) unpaid salary earned through his termination date; (ii) any vacation time earned but not used as of his termination date in accordance with the Company’s policies as then in effect; (iii) reimbursement, in accordance with the Company’s policies and procedures, for business expenses incurred but not yet paid as of his termination date; (iv) except in the case of termination for cause, any annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which he is entitled under the terms of the applicable arrangements and/or under applicable law (all of the foregoing clauses (i) through (v), the “Accrued Obligations”). If Mr. Morrison is terminated for cause, then the awards that were granted to but not yet vested or exercisable as of his termination date would have been automatically forfeited.

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Pursuant to the Original Morrison Employment Agreement, if Mr. Morrison was terminated without cause, then (i) Mr. Morrison will be entitled to (a) the Accrued Obligations and (b) a severance payment equal to six months salary plus a bonus of 100% of Mr. Morrison’s salary for any completed fiscal year to the extent earned but not paid, (ii) to the extent Mr. Morrison participated in Company health programs, the Company will pay Mr. Morrison an amount in cash, on a monthly basis, equal to the Company’s portion of the premiums for Mr. Morrison’s health plan benefits for Mr. Morrison and any eligible dependents for a period of 12 months from his termination date, and (iii) equity awards shall automatically accelerate and become fully vested and exercisable as of his termination date. If Mr. Morrison is terminated without cause within one year following a change in control, the severance will be increased from six months salary to twelve months salary.

Upon closing of the Merger, the Company entered into an Amended and Restated Employment Agreement with Mr. Morrison (the “A&R Morrison Employment Agreement”). The A&R Morrison Employment Agreement amended and restated in its entirety the Original Morrison Employment Agreement.

The A&R Morrison Employment Agreement provides for an initial term of three years, and thereafter automatically renews for successive additional 12-month periods unless earlier terminated pursuant to the terms and conditions of the Morrison Employment Agreement or written notice of non-renewal is given by either Mr. Morrison or Regional at least 90 days prior to the expiration of the then-current term.

Pursuant to the A&R Morrison Employment Agreement, Mr. Morrison is entitled to an initial base salary of $360,000 (the “Morrison Salary”). Mr. Morrison’s salary will be reviewed at least annually for increase, but not decrease, by the Compensation Committee of the Regional board of directors (the “Compensation Committee”). The A&R Morrison Employment Agreement also provides that Mr. Morrison is eligible for a discretionary cash bonus of between 50% and 125% of the Morrison Salary, with a target bonus of 100% of the Morrison Salary (the “Morrison Target Bonus”), based on the achievement of operational and strategic performance goals established by the Compensation Committee. The A&R Morrison Employment Agreement further provides that, subject to approval by the Compensation Committee, Mr. Morrison’s continued employment with Regional through the grant date, and to the extent shares of common stock are available for issuance of the awards under the Company’s 2023 Plan, Regional will grant to Mr. Morrison, pursuant to and subject to the terms and conditions of the 2023 Plan and related award agreement, 100,000 shares of common stock as an Award of Restricted Stock Units (as defined in the 2023 Plan) and an Incentive Stock Option (as defined in the 2023 Plan) to purchase 100,000 shares of common stock, each subject to the terms of the 2023 Plan and award agreement. If insufficient shares of common stock are available under the 2023 Plan for issuance of the full award, Regional will use reasonable efforts to obtain shareholder approval to increase the shares of common stock available under the 2023 Plan in order to grant the full award.

Upon termination of Mr. Morrison’s employment under the A&R Morrison Employment Agreement for any reason, Mr. Morrison shall be entitled to receive the following: (i) unpaid salary earned through the date of termination; (ii) any vacation time earned but not used as of the date Mr. Morrison’s employment terminates in accordance with Regional policies as then in effect; (iii) reimbursement, upon Mr. Morrison’s timely presentation of an itemized account and substantiation therefor and otherwise in accordance with Regional’s and its affiliates policies and procedures, for reasonable direct out-of-pocket expenses incurred by Mr. Morrison on behalf of Regional in connection with and necessary for the rendering of his services to Regional under the A&R Morrison Employment Agreement but not yet paid to Mr. Morrison as of the date his employment terminates; (iv) except in the case of a termination by Regional and its affiliates for Cause (as defined in the A&R Morrison Employment Agreement), Mr. Morrison’s annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which Mr. Morrison is entitled under the terms of the applicable arrangements and/or applicable law (all of the foregoing clauses (i) – (v) collectively, the “Morrison Accrued Obligations”).

If Mr. Morrison’s employment is terminated by Regional without Cause, then, contingent upon Mr. Morrison’s signing a general release, Mr. Morrison will continue to receive his then base salary for 12 months following the date of his termination, payable in bi-monthly installments in accordance with Regional’s normal payroll procedures, subject to the terms and conditions of the A&R Morrison Employment Agreement.

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Pursuant to the A&R Morrison Employment Agreement, (i) during the employment term and for six months thereafter, Mr. Morrison is subject to a non-competition provision; (ii) during the employment term and for 12 months thereafter, Mr. Morrison is subject to a non-solicitation of employees provision; and (iii) during the employment term and perpetually thereafter, Mr. Morrison is subject to a confidentiality provision.

Mr. O’Sullivan. Mr. O’Sullivan served as the Company’s principal financial officer from May 26, 2022 to the closing of the Merger. Mr. O’Sullivan commenced servicing as the Company’s Senior Vice President in January 2023. We have not entered into an employment agreement with Mr. O’Sullivan. As compensation for his service as Senior Vice President, Mr. O’Sullivan is paid an annual salary in the amount of $150,000.

Ms. Pittard. Ms. Pittard commenced serving as the Company’s Chief Accounting Officer and principal accounting officer on April 15, 2024 up until her resignation effective February 15, 2025. We did not enter into an employment agreement with Ms. Pittard. As compensation for her service as Chief Accounting Officer, Ms. Pittard was paid an annual base salary of $180,000 and was eligible for benefits customarily available to the Company’s employees.

2023 Omnibus Incentive Compensation Plan

On September 21, 2023 (the “Plan Effective Date”), the Company’s Board approved the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”), which was approved by the Company’s shareholders on November 16, 2023 at the 2023 Annual Meeting of Shareholders. The 2023 Plan authorizes the Compensation Committee of the Board of the Company to grant awards to non-employee directors, employees (including executive officers) and consultants. Under the terms of the 2023 Plan, the maximum number of shares of common stock reserved for delivery in settlement of awards shall be an aggregate of 225,000 shares of our common stock and grants are subject to certain limitations. The 2023 Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and incentive stock options (“ISO”); (ii) stock appreciation rights (“SAR”); (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

The 2023 Plan shall remain in effect, subject to the right of the Board to amend or terminate the 2023 Plan at any time, until the earlier of 11:59 p.m. (ET) on September 21, 2033, or the date all Shares subject to the 2023 Plan shall have been issued and the restrictions on all restricted shares granted under the 2023 Plan shall have lapsed, according to the 2023 Plan’s provisions.

Our 2023 Plan replaced the Regional Health Properties, Inc. Equity 2020 Equity Incentive Plan (the “2020 Equity Plan”). Outstanding awards under the 2020 Equity Plan will continue to be governed by the terms of the 2020 Equity Plan until exercised, expired or otherwise terminated or canceled, but no further equity awards will be granted under the 2020 Equity Plan.

The Board believes that the 2023 Equity Plan (i) assists the Company in attracting and retaining highly qualified persons to serve as employees, consultants and non-employee directors; (ii) promotes ownership by such employees, consultants and non-employee directors of a greater proprietary interest in the Company; and (iii) aligns their interests more closely with the interests of the Company’s shareholders.

Summary of the 2023 Plan

The following is a summary of the material terms of the 2023 Plan.

Administration. We will bear all expenses of the 2023 Plan and our Compensation Committee will administer the plan. The Compensation Committee has the authority to grant awards to such eligible persons and upon such terms and conditions (not inconsistent with the provisions of the 2023 Plan) as it may consider appropriate. Among the Compensation Committee’s powers is the authority to (i) determine the form, amount and other terms and conditions of awards; (ii) clarify, construe or resolve any ambiguity in any provision of the 2023 Plan or any award agreement; (iii) amend the terms of outstanding awards, subject to the grantee’s consent in certain cases and the 2023 Plan’s prohibitions against repricing of awards without shareholder approval; and (iv) adopt such rules, forms, instruments and  guidelines for  administering  the  2023 Plan as the  Compensation  Committee deems necessary or proper. The

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Compensation Committee may delegate any or all of its administrative authority to one or more of our officers, except with respect to awards to non-employee directors and executive officers, including executive officers who are subject to Section 16 of the Exchange Act. Based on service, performance and/or other factors or criteria, the Compensation Committee may, after grant of the award, accelerate the vesting of all or any part of the award. Notwithstanding the foregoing, any exercise of discretion regarding awards for non-employee directors must be approved by our Board.

Share Counting Provisions. Shares of common stock covered by an award shall only be counted as used to the extent actually used. A share of common stock issued in connection with an award under the 2023 Plan shall reduce the total number of shares of common stock available for issuance under the 2023 Plan by one; provided, however, that, upon settlement of the total number of shares available for issuance under the 2023 Plan shall be reduced by the gross number of shares underlying the portion of the SAR that is exercised. If any award under the 2023 Plan terminates without the delivery of shares of common stock, whether by lapse, forfeiture, cancellation or otherwise, the shares of common stock subject to such award, to the extent of any such termination, shall again be available for grant under the 2023 Plan. Notwithstanding the foregoing, upon the exercise of any such award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares of common stock as to which the award is exercised, and such number of shares shall no longer be available for awards under the 2023 Plan. If any shares subject to an award granted under the 2023 Plan are withheld or applied as payment in connection with the exercise of such award or the withholding or payment of taxes related thereto or separately surrendered by the participant for any such purpose, such returned shares of common stock will be treated as having been delivered for purposes of determining the maximum number of shares remaining available for grant under the 2023 Plan and shall not again be treated as available for grant under the 2023 Plan. The number of shares available for issuance under the 2023 Plan may not be increased through the purchase of shares on the open market with the proceeds obtained from the exercise of any options or purchase rights granted under the 2023 Plan. Notwithstanding the foregoing, however, in the case of any substitute award granted in assumption of or in substitution for an entity award issued by an acquired entity, shares delivered or deliverable in connection with such substitute award shall not be counted against the number of shares reserved under the 2023 Plan (to the extent permitted by applicable stock exchange rules), and available shares of stock under a shareholder-approved plan of an acquired entity (as appropriately adjusted to reflect the transaction) also may be used for awards under the 2023 Plan, and shall not reduce the number of shares otherwise available under the 2023 Plan (subject to applicable stock exchange requirements).

If a dividend or other distribution (whether in cash, shares or other property) (excluding ordinary dividends or distributions), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or the repurchase or exchange of shares of our common stock or other securities, or other rights to purchase shares of our securities or other similar transaction or event, affects our shares of common stock such that the Compensation Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2023 Plan, the Compensation Committee shall make an equitable change or adjustment as it deems appropriate in the number and kind of securities that may be issued pursuant to awards under the 2023 Plan, the per individual limits on the awards that can be granted in any calendar year and any outstanding awards and the related exercise prices (as defined below) relating to any such awards, if any.

Share Limits. Under the terms of the 2023 Plan, the maximum number of shares of common stock reserved for delivery in settlement of awards shall be an aggregate of 225,000 shares of our common stock. The total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the 2023 Plan may not exceed 225,000 shares.

Generally, no grantee (other than a non-employee director) may be granted in a single calendar year awards under the 2023 Plan denoted in shares with respect to more than 50,000 shares (twice that limit for awards granted in the year in which the grantee (other than a non-employee director) first commences employment or service). The maximum potential value of awards under the 2023 Plan denoted in cash or other property that may be granted in a single calendar year to any grantee (other than a non-employee director) may not exceed $250,000 (twice that limit for awards granted to a grantee (other than a non-employee director) in the year in which the grantee first

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commences employment or service). A non-employee director may not be granted awards under the 2023 Plan in a single calendar year that, taken together with any cash fees paid for the director’s service as a director during the year, exceeds $75,000 in total value (calculating the value of such awards based on the grant date fair value for financial accounting purposes).

Additional Information. Generally, awards under the 2023 Plan are granted for no consideration other than prior and/or future services. Awards granted under the 2023 Plan may, in the discretion of the Compensation Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2023 Plan or any other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term, and the exercise price of the SAR may not be less than the exercise price of the related ISO. The material terms of each award will be set forth in a written or electronic award agreement between the grantee and the Company. The agreements will specify when the award may become vested, exercisable or payable. No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Georgia govern the 2023 Plan. The 2023 Plan is unfunded, and we will not segregate any assets for grants of awards under the 2023 Plan. The 2023 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

Other than awards excluded from the minimum vesting requirement as set forth herein, no award may be granted under the 2023 Plan that will be eligible to vest earlier than 12 months after the date of grant and/or have a performance period of less than 12 months. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of our common stock available under the 2023 Plan may be granted without regard to such minimum vesting requirements. The foregoing restrictions do not limit the Compensation Committee’s authority to accelerate, or provide for the acceleration of, the vesting of all or any part of any award granted under the 2023 Plan.

Types of Awards. The 2023 Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and ISOs; (ii) SARs; (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

Stock Options and SARs. The Compensation Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our parent or subsidiary corporations). A stock option allows a grantee to purchase a specified number of our shares at a predetermined price per share (the “Option Exercise Price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share (the “SAR Exercise Price”). The Option Exercise Price or SAR Exercise Price will be determined by the Compensation Committee and set forth in the award agreement, but neither may be less than the fair market value of a share on the grant date (110 percent of the fair market value in case of certain ISOs or SARs granted in tandem with certain ISOs).

The term of each option or SAR is determined by the Compensation Committee and set forth in the award agreement, except that the term may not exceed 10 years (five years in case of certain ISOs or SARs granted in tandem with certain ISOs). Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Compensation Committee, by delivering shares of common stock previously owned by the grantee, by the withholding of shares of common stock to be acquired upon the exercise of such option or by delivering restricted shares of common stock. The Compensation Committee may also permit a grantee to pay the Option Exercise Price through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs that cause the limitation to be exceeded will be treated as nonqualified options. No participant may be granted SARs in tandem with ISOs that are first exercisable in any calendar year for shares of Company stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000.

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Restricted Shares. The Compensation Committee may award restricted shares consisting of shares of common stock that remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. Unless the award agreement eliminates such rights, a grantee receiving restricted shares will have the right to vote the restricted shares and to receive any dividends payable on such restricted shares if and at the time the restricted shares vest (such dividends to either be deemed reinvested into additional restricted shares subject to the same terms as the restricted shares to which such dividends relate or accumulated and paid in cash when the restricted shares vest). Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock. The Compensation Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of our shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event. A restricted stock unit award is the grant of a right to receive a specified number of our shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. Unless the agreement eliminates such rights, however, a grantee receiving restricted stock units or deferred stock will receive dividend equivalents with respect to restricted stock units or deferred stock, and such dividend equivalents will either be deemed to be reinvested in additional shares of restricted stock units or deferred stock subject to the same terms as the shares of restricted stock or deferred stock to which such dividend equivalents relate or accumulated and paid in cash only if the related restricted stock units or deferred stock becomes vested and payable.

Performance Units. The Compensation Committee may grant performance units, which entitle a grantee to cash or shares of common stock conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares. The Compensation Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our shares.

Dividend equivalents may be paid directly to grantees upon vesting or may be deferred for later delivery under the 2023 Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in our shares, other awards or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.

Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2023 Plan also authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on shares of our common stock. The Compensation Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

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Performance-Based Awards. The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition to awards being granted or becoming exercisable or payable under the 2023 Plan, or as a condition to accelerating the timing of such events. Any applicable performance measure may be applied on a pre- or post-tax basis. An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Notwithstanding the foregoing, the vesting, exercise or payment of an award (other than a performance-based award) can be conditioned on mere continued employment or service.

Settlement of Awards. Awards generally may be settled in cash, shares of our common stock, other awards or other property, in the discretion of the Compensation Committee to the extent permitted by the terms of the 2023 Plan.

Change of Control. If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of our shares or assets (a “Corporate Transaction”) that results in a Change in Control (as defined in the 2023 Plan), and the outstanding awards are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Compensation Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Compensation Committee accelerates the vesting of any such awards) and, with respect to any vested and nonforfeitable awards, the Compensation Committee shall either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction and/or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee. Additionally, outstanding time-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon a Change in Control; outstanding time-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. Outstanding performance-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be prorated and vest at target; outstanding performance-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be converted into time-based awards and will become vested and non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. The foregoing actions are subject to compliance with Section 409A of the Code.

Amendment and Termination of the 2023 Plan. The 2023 Plan may be amended, suspended or terminated by our Board without further shareholder approval, unless such shareholder approval of any such amendment is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our shares of common stock are then listed or quoted. An amendment will be contingent on approval of our shareholders if the amendment would (i) increase the benefits accruing to participants under the 2023 Plan, including without limitation, any amendment to the 2023 Plan or any agreement to permit a repricing or decrease in the exercise price of any outstanding awards, (ii) increase the aggregate number of shares of common stock that may be issued under the 2023 Plan, or (iii) modify the requirements as to eligibility for participation in the 2023 Plan. In addition, subject to the terms of the 2023 Plan, no amendment or termination of the 2023 Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the 2023 Plan without the participant’s consent.

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Unless earlier terminated by our Board, the 2023 Plan will terminate when no shares of common stock remain reserved and available for issuance and no other awards remain outstanding or, if earlier, on the tenth anniversary of the adoption of the 2023 Plan by our Board.

Shareholder Rights. No grantee shall have any rights as a shareholder of the Company until such award is settled by the issuance of common stock, other than awards for which certain voting and dividend rights or dividend equivalents may be granted.

Transferability. Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee to whom the award is granted, the award may only be exercised by, or payable to, the grantee. However, the Compensation Committee may provide that awards other than ISOs or a corresponding SAR that is related to an ISO may be transferred by a grantee to any permitted transferee (as defined in the 2023 Plan). Any such transfer will be permitted only if (i) the grantee does not receive any consideration for the transfer, (ii) the Compensation Committee expressly approves the transfer and (iii) the transfer is on such terms and conditions as are appropriate for the permitted transferee. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the grantee, except that such transferee may only transfer the award by will or the laws of descent and distribution.

No Repricing. Notwithstanding any other provision of the 2023 Plan, no option or SAR may be amended to reduce the exercise price nor cancelled in exchange for other options or SARs with a lower exercise price or for any cash payment (or shares having a fair market value) in an amount that exceeds the excess of the fair market value of the shares underlying such cancelled option or SAR over the aggregate exercise price of such option or SAR or for any other award, without shareholder approval.

Compliance with Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which our Company is a party, and the rules of all domestic stock exchanges on which our Company’s shares may be listed.

Real Estate Investment Trust Status. The 2023 Plan will be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust (“REIT”). No award will be granted or awarded, and with respect to any award granted under the 2023 Plan, such award will not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s Articles, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

No Employment Rights. Awards do not confer upon any individual any right to continue in the employ or service of our Company or any affiliate or subsidiary.

Recoupment of Awards. The 2023 Plan provides that awards granted under the 2023 Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act or under any applicable rules and regulations promulgated by the SEC or other applicable law or the primary stock exchange on which our shares are listed.

Miscellaneous. Each grantee in the 2023 Plan remains subject to the securities trading policies adopted by our Company from time to time with respect to the exercise of options or SARs or the sale of shares of Company stock acquired pursuant to awards granted under the 2023 Plan. A grantee shall forfeit any and all rights under an award upon notice of termination by the Company or any affiliate for “Cause” as such term is defined in the 2023 Plan. Award agreements shall contain such other terms and conditions as the Compensation Committee may determine in its sole discretion (to the extent not inconsistent with the 2023 Plan).

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New Plan Benefits. The benefits that will be awarded or paid under the 2023 Plan are currently not determinable. The awards granted under the 2023 Plan will depend on the administrator’s actions and the fair market value of shares at various future dates and the administrator has not determined future awards or who might receive them. As a result, it is not possible to determine the benefits that executive officers and other employees and non-employee directors and consultants will receive if the 2023 Plan is approved by the shareholders.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2024, with respect to shares of the common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of outstanding options and warrants and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants		Weighted - Average Exercise Price of Outstanding Options, Number of Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(1))
Equity compensation plans approved by security holders	48,000	(2)	$2.68	141,000
Equity compensation plans not approved by security holders	15,278	(3)	$51.00	—
Total	63,278		$14.35	141,000

1.	Represents shares available for future issuance under the 2023 Plan, which was approved by the Company’s shareholders on November 16, 2023 at the 2023 Annual Meeting of Shareholders of the Company.
2.	Represents options issued pursuant to the Company’s 2023 Plan and the Company’s 2020 Equity Plan, which were approved by our shareholders.
3.	Represents a warrant issued outside of our shareholder approved plan. On April 1, 2015, we issued to Allan J. Rimland, as an incentive to become our then President and Chief Financial Officer, a ten-year warrant to purchase 22,917 shares of common stock, of which 7,639 shares were forfeited on October 17, 2017 upon his resignation from the Company, at an exercise price per share equal to $51.00. The balance of such warrant is fully vested and may be exercised for cash or on a cashless exercise basis.

Retirement Programs

The Company does not provide any retirement plans or programs.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2024:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board. The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2024, with management and Cherry Bekaert, the Company’s independent registered public accounting firm. Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2024; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Cherry Bekaert was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee reviewed Cherry Bekaert’s Report of Independent Registered Public Accounting Firm included in the 2024 Annual Report related to Cherry Bekaert’s audit of the consolidated financial statements of the Company for the year ended December 31, 2024.

The Audit Committee has discussed with Cherry Bekaert the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, Cherry Bekaert has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Cherry Bekaert the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2024, be included in the 2024 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Kenneth W. Taylor, Chair

David A. Tenwick

Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, Cherry Bekaert has audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2024 and 2023.

The following table sets forth the aggregate fees that Cherry Bekaert billed to the Company for the years ended December 31, 2024 and 2023. All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

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	December 31,
(Amounts in 000’s)	2024	2023
Audit fees (total)(1)	$262	244
Audit-related fees (total)(2)	16	51
Tax fees	—	—
All other fees	—	—
Cherry Bekaert Total fees	$278	$295

(1)	Audit fees include fees associated with professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q during the twelve months ended December 31, 2024 and 2023.

(2)	Audit-related fees include fees for additional services related to acquisitions, registration statements and other regulatory filings.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Mr. Martin is affiliated with holders of the Company’s Series B Preferred Stock. The Board, upon the recommendation of the Nominating Committee, nominated Mr. Martin, who was a director nominee recommended by certain of the holders of the Series B Preferred Stock, to stand for election at the Annual Meeting. Mr. Martin was previously elected to the Board at the 2022 Annual Meeting of Shareholders held on February 14, 2023 and served on the Board until November 16, 2023, at which time he did not stand for re-election at the Company’s 2023 Annual Meeting of Shareholders. The Company previously negotiated with certain of the holders of the Series A Preferred Stock, including affiliates of Mr. Martin, the terms of the Company’s exchange offer that closed on June 30, 2023.

Messrs. Baileys and Burleson are affiliated with holders of the Company’s Series D Preferred Stock. The Board, upon the recommendation of the Nominating Committee, nominated Messrs. Baileys and Burleson, who are director nominees in connection with the terms of the Series D Preferred Stock, to stand for election at the Annual Meeting. Messrs. Baileys and Burleson joined the Board in connection with the closing of the Merger between the Company and SunLink, which Merger closed effective August 14, 2025.

Mr. Morrison owns $120,000 aggregate principal amount of the City of Springfield Ohio, First Mortgage Revenue Bonds (Eaglewood Property Holdings, LLC Project) Series 2012A (the “Series 2012A Bonds”) through the ZCM Opportunities Fund, LP, a private fund over which Mr. Morrison exercises discretion. The 2012A Bonds are secured by the Eaglewood Village facility.

Approval of Related Party Transactions

The foregoing transaction was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval. In addition, the Board believes that the foregoing transaction was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not documented in writing but has been the Company’s consistent practice.

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STOCK OWNERSHIP

Common Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 3,934,677 shares of the common stock outstanding.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent of Outstanding Common Stock (3)
Directors and Named Executive Officers:
Steven J. Baileys	188,721	(4)	4.80%
Gene E. Burleson	21,881		*
F. Scott Kellman	—		*
Steven L. Martin	13,982		*
Brent S. Morrison	200,319	(5)	5.09%
Paul J. O'Sullivan	84,630	(6)	2.15%
Mark J. Stockslager	24,484		*
Kenneth W. Taylor	9,562		*
Robert M. Thornton, Jr.	226,796	(7)	5.76%
C. Christian Winkle	—		*
All Directors and Executive Officers as a Group:	770,375		19.58%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.
(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.

(3)	Percentage is calculated based on 3,934,677 shares of common stock outstanding as of November 14, 2025 plus any stock options exercisable as of November 14, 2025 and any stock options exercisable within 60 days of January 13, 2026.
(4)	Represents: (i) 124,911 shares on common stock held directly by Mr. Baileys; (ii) 40,788 shares of common stock held in an individual retirement account; (iii) 22,660 shares of common stock held in Trusts; and (iv) 362 shares of common stock held by spouse.
(5)	Represents: (i) 198,047 shares of common stock held directly by Mr. Morrison which includes 81,666 unvested shares of restricted stock over which the holder has sole but no investment power; and (ii) 2,272 shares of common stock held in an individual retirement account.
(6)	Represents: (i) 51,130 shares of common stock held by Mr. O’Sullivan which includes 18,000 unvested shares of restricted stock over which the holder has sole but no investment power and (ii) 33,500 shares of common stock held in an individual retirement account.
(7)	Represents: (i) 100,000 shares of common stock held directly by Mr. Thornton which includes 66,667 unvested shares of restricted stock over which the holder has sole but no investment power; (ii) 1,133 shares of common stock held in an individual retirement account, and (iii) 125,663 shares of common stock held by CareVest Capital, L.L.C.
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Series A Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series A Preferred Stock beneficially owned by: (i) each of our director nominees, directors and our named executive officers; and (ii) our directors and executive officers as a group. As of the record date, there were 559,263 shares of the Series A Preferred Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Series A Preferred Stock Beneficially Owned(2)	Percent of Outstanding Series A Preferred Stock (3)
Directors and Named Executive Officers:
Steven J. Baileys	—	*
Gene E. Burleson	—	*
F. Scott Kellman	—	*
Steven L. Martin	—	*
Brent S. Morrison	—	*
Paul J. O'Sullivan	—	*
Mark J. Stockslager	—	*
Kenneth W. Taylor	—	*
Robert M. Thornton, Jr.	—	*
C. Christian Winkle	—	*
All Directors and Executive Officers as a Group:	—	*

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Regional Series A preferred stock indicated.

(3)	Percentage is calculated based on 559,263 shares of Regional Series A preferred stock outstanding as of November 14, 2025.

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Series B Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series B Preferred Stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the Series B Preferred Stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,885,913 shares of the Series B Preferred Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Series B Preferred Stock Beneficially Owned(2)		Percent of Outstanding Series B Preferred Stock(3)
Directors and Named Executive Officers:
Steven J. Baileys	—		*
Gene E. Burleson	—		*
F. Scott Kellman	—		*
Steven L. Martin	95,157	(4)	5.05%
Brent S. Morrison	—		*
Paul J. O'Sullivan	—		*
Mark J. Stockslager	—		*
Kenneth W. Taylor	—		*
Robert M. Thornton, Jr.	—		*
C. Christian Winkle	—		*
All Directors and Executive Officers as a Group:	95,157		5.05%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Regional Series B preferred stock indicated.
(3)	Percentage is calculated based on 1,885,913 shares of Regional Series B preferred stock outstanding as of November 14, 2025.

(4)	Represents (i) 39,371 shares of Series B preferred stock held by Mr. Martin; (ii) 26,999 shares of Series B preferred stock held in an individual retirement account; (iii) 22,987 shares of Series B preferred stock held by spouse; (iv) 5,800 shares of Series B preferred stock held by spouse in an individual retirement account; and (v) excludes 2,000 shares of Series B preferred stock held in trust which Mr. Martin disclaims beneficial ownership of these securities.
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Series D Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series B Preferred Stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the Series D Preferred Stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,405,609 shares of the Series D Preferred Stock outstanding.

Name of Beneficial Owner(1)	Number of Shares of Series D Preferred Stock Beneficially Owned(2)		Percent of Outstanding Series D Preferred Stock(3)
5% Beneficial Owners (Excluding Directors and Named Executive Officers):
Charles Frischer	138,300	(4)	9.84%
Directors and Named Executive Officers:
Steven J. Baileys	166,568	(5)	11.85%
Gene E. Burleson	14,900	(6)	1.06%
F. Scott Kellman	—		*
Steven L. Martin	—		*
Brent S. Morrison	—		*
Paul J. O'Sullivan	—		*
Mark J. Stockslager	21,610	(7)	1.54%
Kenneth W. Taylor	—		*
Robert M. Thornton, Jr.	111,912	(8)	7.96%
C. Christian Winkle	—		*
All Directors and Executive Officers as a Group:	314,990		22.41%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Reginal Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.
(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Regional Series B preferred stock indicated.
(3)	Percentage is calculated based upon 1,405,609 shares of Series D Preferred Stock outstanding as of November 14, 2025.
(4)	Represents 138,300 shares of Series D Preferred Stock held directly by Mr. Frischer as disclosed on Schedule 13D filed with the SEC on August 19, 2025.
(5)	Represents: (i) 110,248 shares of Series D Preferred Stock held directly by Mr. Baileys; (ii) 36,000 shares of Series D Preferred Stock held in an individual retirement account; (iii) 20,000 shares of Series D Preferred Stock held in Trust; and (iv) 320 shares of Series D Preferred Stock held by spouse.
(6)	Represents: (i) 2,871 shares of Series D Preferred Stock held directly by Mr. Burleson; (ii) 20 shares of Series D Preferred Stock held in an individual retirement account; and (iii) 12,009 shares of Series D Preferred Stock held in Trust.
(7)	Represents 21,610 shares of Series D Preferred Stock held directly by Mr. Stockslager.
(8)	Represents: (i) 1,000 shares of Series D Preferred Stock held in an individual retirement account; and (ii) 110,912 shares of Series D Preferred Stock held in by CareVest Capital, L.L.C. of which Mr. Thornton owns 100% of the outstanding voting shares.
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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock and Series A Preferred Stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on a review of reports filed with the SEC, the Company believes that during 2024 fiscal year the Reporting Persons complied with all Section 16(a) filing requirements, except that Heather Pittard made a single late filing of her initial beneficial ownership.

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ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this Proxy Statement, nor are they aware of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2024 Annual Report

Our audited consolidated financial statements for the year ended December 31, 2024, are included in the 2024 Annual Report, a copy of which accompanies the proxy statement.

Shareholder Proposals for Inclusion in the 2026 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2026 Annual Meeting, then such proposal must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Procedures for Business Matters and Director Nominations for Consideration at the 2026 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures that a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders. Set forth below is a summary of these procedures, including notice deadlines for the 2026 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations). Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i)	the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii)	the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii)	a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a) (iv) of our Bylaws;

(iv)	a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

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(v)	a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities;

(vi)	a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii)	a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)	any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal. The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded. No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations. Subject to any rights of the holders of the Series B Preferred Stock, Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of  directors in an election  contest, or is  otherwise required, in each

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case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as he or she appears on the Company’s books (if he or she so appears); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; and (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines. Subject to any rights of the holders of the Series B Preferred Stock, Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Corporate Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual  meeting was held in   the previous year, or the date of the

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annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting; or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting; or (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

Subject to any rights of the holders of the Series B Preferred Stock, in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2025 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338 not later than (i) the 90th day prior to the annual meeting or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting.

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Appendix A

REGIONAL HEALTH PROPERTIES, INC.

AMENDED AND RESTATED 2023 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1
Effective Date, Objectives and Duration

1.1               Adoption of the Plan. The Board of Directors of Regional Health Properties, Inc., a Georgia corporation (the “Company”), adopted the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “Plan”) on September 21, 2023 (the “Effective Date”), subject to approval by the shareholders of the Company within twelve (12) months after the Board’s adoption of the Plan. Awards, other than Restricted Shares, may be granted on and after the Effective Date; but, no such Awards may be exercised, vested, paid or otherwise settled, or any Shares issued with respect thereto, unless and until the shareholders of the Company approve the Plan within the twelve (12) months after the Board’s adoption of the Plan. Restricted Shares may only be granted if and after the shareholders of the Company approve the Plan. Shareholders of the Company approved the Plan on November 16, 2023. On November 25, 2025 the Board approved an amended and restated Plan, subject to approval by shareholders of the Company, to increase the number of Shares available for grant under the Plan to 775,000 and to increase the number of Shares that may be issued as ISOs to 775,000, each as provided in Section 4.1 hereof.

1.2               Objective of the Plan. The Plan is intended to attract and retain highly qualified persons to serve as employees, consultants and non-employee directors and promote ownership by such employees, consultants and non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s shareholders.

1.3               Duration of the Plan. The Plan commenced on the date of adoption of the Plan by the Board, subject to approval by the shareholders of the Company within the twelve (12) months after the Board’s adoption of the Plan. If the shareholders of the Company so approve the Plan, the Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 17 hereof, until the earlier of 11:59 p.m. (ET) on September 21, 2033, or the date all Shares subject to the Plan shall have been issued and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1               “409A Award” has the meaning set forth in Section 15.1.

2.2               “5% Exception Limit” has the meaning set forth in Section 5.3.

2.3               “$100,000 Limit” has the meaning set forth in Section 6.4(d).

2.4               “Acquired Entity” has the meaning set forth in Section 5.6(b).

2.5               “Acquired Entity Awards” has the meaning set forth in Section 5.6(b).

2.6              “Affiliate” means any corporation, trade or business or other entity, including but not limited to partnerships, limited liability companies and joint ventures, directly or indirectly controlling, controlled by or under common control with the Company, within the meaning of Section 405 of the Securities Act. Affiliate includes any corporation, trade or business or other entity that becomes such on or after the Effective Date.

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2.7              “Applicable Law” means U.S. federal, state and local laws applicable to the Company, any legal or regulatory requirement relating to the Plan, Awards and/or Shares under applicable U.S. federal, state and local laws, the requirements of the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, the Code, and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Awards are or are to be granted, exercised, vested or settled, as such laws, rules, regulations and requirements shall be in place from time to time.

2.8               “Articles of Incorporation” means the Company’s articles of incorporation, as amended and/or restated from time to time.

2.9              “Award” means Options (including Non-Qualified Options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents and Other Stock-Based Awards granted under the Plan.

2.10           “Award Agreement” means a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.11           “Beneficiary” means one or more persons or entities that become entitled to receive any amount payable under this Plan after the Grantee’s death. The Grantee’s Beneficiary is the Grantee’s surviving spouse, unless the Grantee designates one or more persons or entities to be the Grantee’s Beneficiary. The Grantee may make, change or revoke a Beneficiary designation at any time before his or her death without the consent of the Grantee’s spouse or anyone the Grantee previously named as a Beneficiary, and the Grantee may designate primary and secondary Beneficiaries. A Beneficiary designation must comply with procedures established by the Committee and must be received by the Committee before the Grantee’s death. If the Grantee dies without a valid Beneficiary designation (as determined by the Committee), and the Grantee has no surviving spouse, the Beneficiary shall be the Grantee’s estate.

2.12           “Board” means the Board of Directors of the Company.

2.13           “Business Combination” has the meaning set forth in Section 2.17(a).

2.14           “Bylaws” means the Company’s bylaws, as amended and/or restated from time to time.

2.15          “Cause” shall have the same definition as under any employment or service agreement between the Company or any Affiliate and the Grantee or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition or words of similar import, “Cause” means, except as otherwise set forth in the Award Agreement, (i) the Grantee’s act or failure to act amounting to gross negligence or willful misconduct to the detriment of the Company or any Affiliate; (ii) the Grantee’s dishonesty, fraud, theft or embezzlement of funds or properties in the course of Grantee’s employment; (iii) the Grantee’s commission of, indictment for, or pleading guilty or confessing to any felony; (iv) the Grantee’s gross neglect of, or prolonged absence from (other than due to Disability and without the written consent of the Company or an Affiliate), Grantee’s duties, (v) the Grantee’s refusal to comply with any lawful directive or policy of the Company or any Affiliate, which refusal is not cured by the Grantee within ten (10) days of such written notice from the Company or Affiliate, (vi) a material breach by the Grantee of any fiduciary duty owed to the Company or any Affiliate, (vii) the Grantee intentionally engaging in any activity that is in conflict with or adverse to the reputation, business or other interests of the Company or any Affiliate or that is reasonably determined to be detrimental to the reputation, business or other interests of the Company or any Affiliate, or (viii) the Grantee’s breach of any restrictive covenant or other agreement with the Company or any Affiliate, including but not limited to, confidentiality covenants, covenants not to compete, non-solicitation covenants and non-disclosure covenants. For purposes of the Plan, the Grantee’s resignation without the Company’s or an Affiliate’s written consent in anticipation of termination of employment for Cause shall constitute a termination of employment for Cause.

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2.16           “CEO” means the Chief Executive Officer of the Company.

2.17           “Change in Control” shall be deemed to have occurred upon the first occurrence of an event set forth in any one of the following paragraphs:

(a)                The accumulation in any number of related or unrelated transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) by any Person of beneficial ownership (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s voting stock; provided that, for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the combined voting power of the Company’s voting stock results from any acquisition of voting stock (i) by the Company or any Affiliate, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (iii) by any Person that, prior to the transaction, directly or indirectly, controls, is controlled by, or is under common control with, the Company, or (iv) by any Person pursuant to a merger, consolidation or reorganization involving the Company (a “Business Combination”) that would not cause a Change in Control under subsection (b) below; or

(b)                Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Company’s voting stock resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company and (ii) no Person has beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company’s voting stock (including any entity that as the result of that transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or

(c)                During any twelve (12)-month period, Incumbent Board Members cease to constitute a majority of the Board; or

(d)                A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above; or

(e)                A complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above.

Notwithstanding the foregoing, in the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, there shall not be a Change in Control unless there is a change in the ownership or effective control of the Company, or in a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code where necessary for such Award to comply with Section 409A of the Code.

2.18           “Code” means the Internal Revenue Code of 1986, as amended.

2.19           “Committee” has the meaning set forth in Section 3.1(a).

2.20           “Company” means Regional Health Properties, Inc., a Georgia corporation, and any successor thereto by operation of law or otherwise.

2.21           “Compensation Committee” means the compensation committee of the Board.

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2.22           “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.23           “Current Grant” has the meaning set forth in Section 6.4(d).

2.24           “Data” has the meaning set forth in Section 18.22.

2.25          “Deferred Stock” means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.26         “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)                Except as provided in (b) or (c) below, “Disability” or “Disabled” means, for any Grantee, any injury, illness or sickness that qualifies as a long-term disability within the meaning of the Company’s long-term disability program (“LTD Program”) and on account of which such Grantee is entitled to receive LTD Program benefits;

(b)                In the case of an Incentive Stock Option or an Award granted in tandem with an Incentive Stock Option, “Disability” and “Disabled” has the meaning under Section 22(e)(3) of the Code; and

(c)                In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, “Disability” and “Disabled” means as defined in regulations under Code Section 409A where necessary for such Award to comply with Section 409A of the Code. For purpose of Code Section 409A, a Grantee will be considered to have incurred a Disability or to be Disabled if: (i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) the Grantee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.27           “Disqualifying Disposition” has the meaning set forth in Section 6.4(f).

2.28           “Dividend Equivalent” means a right to receive cash or Shares equal to any dividends or distributions paid on Shares, if and when paid or distributed, on a specified number of Shares, which dividends have a record date on or after the date of grant of the Dividend Equivalents or related Award and before the date Dividend Equivalents or related Award become payable.

2.29           “Dodd-Frank” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

2.30           “DRO” has the meaning set forth in Section 5.4(a).

2.31           “Effective Date” has the meaning set forth in Section 1.1.

2.32          “Eligible Person” means any employee (including any officer) of, non-employee consultant to, or Non-Employee Director of the Company or any Affiliate, or potential employee (including a potential officer) of, potential non-employee consultant to, or potential Non-Employee Director of the Company or an Affiliate; provided, however, that (i) solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation and (ii) the Committee may establish additional eligibility criteria for determining an Eligible Person for any Awards granted hereunder. Solely for purposes of Section 5.6(b), current or former employees or Non-Employee Directors of, or non-employee consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

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2.33           “ERISA” has the meaning set forth in Section 5.4(a).

2.34          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

2.35          “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.36           “Fair Market Value” means, unless the Committee determines otherwise, a price that is based on the closing price of a Share reported on the NYSE American on the applicable date or on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or, if the Shares are not traded on such date, the immediately preceding trading day. Alternatively, if the Shares are exclusively traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were so traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Grantee.

2.37           “FICA” has the meaning set forth in Section 16.1(a).

2.38           “Good Reason” shall have the same definition as under any employment or service agreement between the Company or any Affiliate and the Grantee or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition or words of similar import, “Good Reason” means, except as otherwise set forth in the Award Agreement, without the Grantee’s consent, the following: (a) any action taken by the Company or an Affiliate which results in a material reduction in the Grantee’s authority, duties or responsibilities (except that any change in the foregoing that results solely from (i) the Company ceasing to be a publicly traded entity or from the Company becoming a wholly-owned subsidiary of another publicly traded entity or (ii) any change in the geographic scope of the Grantee’s authority, duties or responsibilities will not, in any event and standing alone, constitute a substantial reduction in the Grantee’s authority, duties or responsibilities); (b) the assignment to the Grantee of duties that are materially inconsistent with Grantee’s authority, duties or responsibilities; (c) any material decrease in the Grantee’s base salary or annual bonus opportunity, except to the extent the Company has instituted a salary or bonus reduction generally applicable to all similar employees of the Company other than in contemplation of or after a Change in Control; or (d) the relocation of the Grantee to any principal place of employment other than that as of the date of grant of the Award, or any requirement that Grantee relocate his or her residence other than to that as of the date of grant of the Award, without the Grantee’s express written consent to either such relocation, which in either event would increase the Grantee’s commute by more than fifty (50) miles; provided, however, this subsection (d) shall not apply in the case of business travel which requires the Grantee to relocate temporarily for periods of ninety (90) days or less. Notwithstanding the above, and without limitation, “Good Reason” shall not include any resignation by the Grantee where Cause for the Grantee’s termination by the Company or an Affiliate exists. The Grantee must give the Company or Affiliate that employs the Grantee notice of any event or condition that would constitute “Good Reason” within thirty (30) days of the event or condition which would constitute “Good Reason,” and upon the receipt of such notice the Company or Affiliate that employs the Grantee shall have thirty (30) days to remedy such event or condition. If such event or condition is not remedied within such thirty (30)-day period, any termination of employment by the Grantee for “Good Reason” must occur within thirty (30) days after the period for remedying such condition or event has expired.

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2.39           “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.40           “Grantee” means an Eligible Person to whom an Award has been granted under the Plan.

2.41           “Immediate Family” has the meaning set forth in Section 5.4(c).

2.42           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.43           “Incumbent Board Member” means an individual who either is (a) a member of the Board as of the effective date of the Board’s adoption of this Plan, (b) a member who becomes a member of the Board subsequent to the date of the Board’s adoption of this Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least sixty percent (60%) of the then Incumbent Board Members (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, or (c) a member who becomes a member subsequent to the date of the Board’s adoption of this Plan whose election was the result of the exercise of special voting or similar rights held by holders of any outstanding preferred stock of the Company pursuant to the designations of such preferred stock in the Company’s Articles of Incorporation.

2.44           “LTD Program” has the meaning set forth in Section 2.26(a).

2.45           “Management Committee” has the meaning set forth in Section 3.1(b).

2.46           “More Than Ten Percent (10%) Owner” has the meaning set forth in Section 6.4(b).

2.47           “Net After Tax Receipt” has the meaning set forth in Article 17.

2.48           “Non-Employee Director” means a member of the Board, or the board of directors of an Affiliate, who is not an employee of the Company or any Affiliate.

2.49           “Non-Qualified Stock Option” means an option that is not intended to meet the requirements of Section 422 of the Code.

2.50           “NYSE American” means NYSE American LLC.

2.51           “Option” means an option granted under Article 6 of the Plan.

2.52           “Other Plans” has the meaning set forth in Section 6.4(d).

2.53           “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.54           “Overpayment” has the meaning set forth in Article 17.

2.55           “Parent Corporation” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.56           “Performance-Based Award” means an Award with respect to which the grant, vesting, payment and/or settlement is contingent upon the satisfaction of specified Performance Measures in the specified performance period.

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2.57           “Performance Measures” mean one or more performance measures established by the Committee as a requirement for an Award to vest and/or become exercisable or settled. An Award may be contingent upon the Grantee’s continued employment or service in addition to the Performance Measures. In determining if the Performance Measures have been achieved, the Committee will adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also will adjust the performance targets in the event of any (i) unanticipated asset write-downs or impairment charges, (ii) litigation or claim judgments or settlements thereof, (iii) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization or restructuring programs, or (v) other extraordinary non-reoccurring items.

2.58           “Performance Share” and “Performance Unit” mean an Award granted as a Performance Share or Performance Unit under Article 10.

2.59           “Period of Restriction” means the period during which Restricted Shares are subject to Forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.60           “Period of Vesting” means the period during which the Award is subject to forfeiture or may not be exercised if the conditions specified in the Award Agreement are not satisfied.

2.61           “Permitted Transferee” has the meaning set forth in Section 5.4(c).

2.62           “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.63           “Plan” means this Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan, in its current form or as hereafter amended.

2.64           “Present Value” has the meaning set forth in Article 17.

2.65           “Prior Grants” has the meaning set forth in Section 6.4(e).

2.66           “Proceeding” has the meaning set forth in Section 18.11.

2.67           “Reduced Amount” has the meaning set forth in Article 17.

2.68           “REIT” means a real estate investment trust within the meaning of Section 856 through 860 of the Code.

2.69           “Restricted Shares” means Shares issued under Article 9 that are both subject to Forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares and subject to the Grantee paying the nominal value in cash for each Share to the extent required by the Committee.

2.70           “Restricted Stock Units” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights, and subject always to the Grantee paying the nominal value in cash for each such Share to the extent required by the Committee.

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2.71           “Retirement” means a Grantee’s Termination of Service on or after attaining such age and/or completing such years of service as the Committee may determine and set forth in an Award Agreement.

2.72           “Returned Shares” has the meaning set forth in Section 4.1.

2.73           “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.74           “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

2.75           “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.76           “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.77           “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.78           “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

2.79           “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h).

2.80           “Share” means the common stock, no par value per share, of the Company, and, unless the context otherwise requires, such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.81           “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.82           “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Award, each of the corporations other than the last corporation in the unbroken chain owns shares or stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares or stock in one of the other corporations in such chain.

2.83           “Substitute Awards” has the meaning set forth in Section 5.6(b).

2.84           “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding shares or stock of the Company.

2.85           “Tax Date” has the meaning set forth in Section 16.1(a).

2.86           “Tendered Restricted Shares” has the meaning set forth in Section 6.5.

2.87           “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

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2.88           “Termination of Service” means (a) that the employee has terminated employment with the Company and its Affiliates, the non-employee consultant is no longer serving as a consultant to the Company or an Affiliate or the Non-Employee Director has ceased being a director of the Company or any Affiliate or (b) when an entity which is employing the employee or non-employee consultant or on whose board of directors the Non-Employee Director is serving, ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, an employee, non-employee consultant or Non-Employee Director of the Company or another Affiliate, at the time such entity ceases to be an Affiliate. In the event an employee, non-employee consultant or Non-Employee Director becomes one of the other categories of Eligible Persons upon the termination of such employee’s employment, such consultant’s consultancy or such Non-Employee Director’s service, unless otherwise determined by the Committee, in its sole discretion, no Termination of Service will be deemed to have occurred until such time as such person is no longer an employee, non-employee consultant or Non-Employee Director. Notwithstanding the foregoing, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Service with respect to such Award shall mean the Grantee’s Separation from Service to the extent necessary for such Award to comply with Section 409A of the Code.

2.89           “Underpayment” has the meaning set forth in Article 17.

Article 3
Administration

3.1               Committee.

(a)                Subject to Article 12 and Section 3.2, the Plan shall be administered by the Compensation Committee or the Board itself if no Compensation Committee exists. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “independent directors” within the meaning of the NYSE American listing standards and as Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3.

(b)                The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers or Non-Employee Directors, or who are (or are expected to be) Section 16 Persons at the time any such delegated authority is exercised.

(c)                Unless the context requires otherwise, any references herein to “Committee” include references to, the Board or the Compensation Committee to the extent the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that, (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, “Committee” shall include only the Compensation Committee.

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3.2               Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)                to determine when, to whom and in what types and amounts Awards should be granted;

(b)                to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award;

(c)                subject to Section 5.3 below, to determine whether, to what extent and under what circumstances, subject to Applicable Law, (i) an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, (ii) an Award may be accelerated, vested, canceled, forfeited or surrendered, (iii) any terms of the Award may be waived, or (iv) whether to accelerate the exercisability of, or to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(d)                to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee;

(e)                subject to Section 3.3 below, to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(f)                 subject to Section 5.3 below, to provide in the terms of the Award or otherwise for accelerated exercisability or vesting of any Award upon the occurrence of one or more events other than completion of a service period, including without limitation the Grantee’s Retirement, death, Disability or Termination of Service by the Company and its Affiliates without Cause, or termination by the Grantee for Good Reason or a Change in Control;

(g)                to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(h)                to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(i)                 to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(j)                 with the consent of the Grantee, to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) which does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(k)                subject to Section 3.3, to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(l)                 to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

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(m)              to adopt rules and/or procedures (including the adoption of any subplan under the Plan) relating to the operation and administration of the Plan to accommodate requirements of state, foreign, and local law and procedures;

(n)                to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan;

(o)                to modify, extend or renew an Award, subject to Sections 1.3, 5.3 and 5.9, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Grantee;

(p)                subject to Section 3.3, to provide for the settlement of any Award in cash, Shares or a combination thereof; and

(q)                to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)). The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation.

The Company shall bear all expenses of administering the Plan.

Notwithstanding any provision of the Plan to the contrary, the Committee, in its sole discretion, may modify the terms and conditions of the Plan and/or any Award granted to Grantees outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; and take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other securities law or governing statute or any other Applicable Law.

3.3               No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR, or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

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Article 4
Shares Subject to the Plan and Maximum Awards

4.1               Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery in connection with Awards under the Plan shall be 775,000 Shares. The total number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder shall not exceed 775,000.

Shares covered by an Award shall only be counted as used to the extent actually used. A Share issued in connection with an Award under the Plan shall reduce the total number of Shares available for issuance under the Plan by one; provided, however, that, upon settlement of a stock-settled SAR, the total number of Shares available for issuance under the Plan shall be reduced by the gross number of Shares with respect to which the SAR is exercised.

If any Award under the Plan terminates without the delivery of Shares, whether by lapse, forfeiture, cancellation or otherwise, the Shares subject to such Award, to the extent of any such termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and such number of Shares shall no longer be available for Awards under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of such Award or the withholding or payment of taxes related thereto or Shares separately surrendered by the Grantee for any such purpose (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. The number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options or other purchase rights granted hereunder. In addition, in the case of any Substitute Award granted in assumption of or in substitution for an Acquired Entity Award, Shares delivered or deliverable in connection with such Substitute Award shall not be counted against the number of Shares reserved under the Plan (to the extent permitted by the rules of the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted), and available shares of stock under a shareholder-approved plan of an Acquired Entity (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan, which shall not reduce the number of Shares otherwise available under the Plan (subject to applicable requirements of the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted).

Shares may be allotted and issued pursuant to the Plan from the Company’s authorized but unissued share capital, or the reissue of treasury Shares.

The proceeds that the Company receives in connection with Awards granted under the Plan, if any, shall be used for general corporate purposes and shall be added to the general funds of the Company.

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4.2               Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change in Control.

(a)                In the event that the Committee determines that any dividend or other distribution (excluding any ordinary dividend or distribution) (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award and (v) any other terms and conditions of the Award. Notwithstanding the foregoing, (x) no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or with respect to any Awards to the extent such adjustment would subject any Grantee to taxation under Section 409A of the Code; and (y) the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)                In the event of a merger or consolidation of the Company with or into another corporation or a sale of all or substantially all of the shares or stock of the Company or all or substantially all of the assets of the Company, including by way of a court sanctioned compromise or scheme of arrangement, reorganization, merger, combination, purchase, recapitalization, liquidation, or sale, transfer, exchange or other disposition (a “Corporate Transaction”) that results in a Change in Control, unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the vesting of the Award is accelerated as described below) and with respect to any vested and nonforfeitable Awards, the Committee shall either (i) allow all Grantees to exercise such Awards in the nature of Options, SARs or other purchase rights to the extent then exercisable or to become exercisable upon the Change in Control within a reasonable period prior to the consummation of the Change in Control and cancel any Awards in the nature of Options, SARs or other purchase rights that remain unexercised upon consummation of the Change in Control, and/or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash and/or in securities and/or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Awards in the nature of Options, SARs or other purchase rights) and on the same terms (including without limitation any earn-out, escrow or other deferred consideration provisions) as if such vested Awards were settled or distributed or such Awards in the nature of vested Options, SARs or other purchase rights were exercised immediately prior to the consummation of the Change in Control. Notwithstanding the foregoing, if an Option, SAR or other purchase right is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to the outstanding Option, SAR or other purchase right equals or exceeds the amount payable per Share in the Change in Control, such Awards shall be cancelled without any payment to the Grantee.

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(c)                Immediately prior to consummation of any Corporate Transaction that results in a Change in Control (subject to consummation of the Change in Control), all outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, unless the outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award. If the outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, then all such outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, upon the Grantee’s subsequent Retirement, death, Disability, or Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason, in any such case on or within the two (2) years after the Change in Control.

(d)                Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5) and such payment or settlement does not result in a violation of Section 409A of the Code. Additionally, with respect to any Award with respect to which the grant, vesting, payment and/or settlement is contingent upon the satisfaction of specified Performance Measures in the specified performance period and which is not assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, unless the Award Agreement provides otherwise, the Award shall become vested, and be paid and settled, pursuant to Section 4.2(b) or (c), at target, with the amount prorated based on the number of days in the specified performance period prior to and including the date of the Change in Control over the number of days in the specified performance period. If any such Awards are assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, unless the Award Agreement provides otherwise, the Award shall be converted into a time-based Award as of the Change in Control at target, subject to the Grantee’s continued employment or other service, and such outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, upon the Grantee’s subsequent Retirement, death, Disability, or Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason, in any such case on or within the two (2) years after the Change in Control.

4.3               Individual Award Limits. Except as provided herein or in Section 5.6(b), no Grantee (other than a Non-Employee Director) may be granted in a single calendar year any Awards denoted in Shares as of the date of grant (regardless of whether the Awards will be settled in Shares, cash or other property) with respect to more than 50,000 Shares (twice that limit for Awards that are granted to a Grantee (other than a Non-Employee Director) in the calendar year in which the Grantee first commences employment or service) (based on the highest level of performance resulting in the maximum payout), subject to adjustment as provided in Section 4.2(a). The maximum potential value of any Awards denoted in cash or other property as of the date of grant (with the property valued as of the date of grant of the Award) (regardless of whether the Awards will be settled in Shares, cash or other property) that may be granted in any calendar year to any Grantee (other than a Non-Employee Director) shall not exceed $250,000 (twice that limit for Awards that are granted to a Grantee (other than a Non-Employee Director) in the calendar year in which the Grantee first commences employment or service) (based on the highest level of performance resulting in the maximum payout) for all such Awards. Such annual limitations apply to Dividend Equivalents under Article 11 only if such Dividend Equivalents are granted separately from and not as a feature of another Award (even if that feature is treated as a separate award for other purposes, including Section 409A of the Code). Notwithstanding the foregoing, however, the Committee may make exceptions to the foregoing limits in extraordinary or unusual circumstances as the Committee may determine appropriate.

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Article 5

Eligibility and General Conditions of Awards

5.1               Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2               Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement and, unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Grantee to the Company. Unless the Committee determines otherwise, any failure by the Grantee to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Grantee to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, all provisions of the Plan and the Award Agreement.

5.3               General Terms and Termination of Service. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including without limitation terms requiring forfeiture or transfer, acceleration or pro-rata acceleration of Awards in the event of a Termination of Service by the Grantee. Awards may be granted for no consideration other than prior and future services save that in no event will Shares subject to an Award be allotted and issued unless the nominal value per Share is paid in cash, to the extent required by Applicable Law. Except as otherwise determined by the Committee pursuant to this Section 5.3 or set forth in an Award Agreement, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Service shall be forfeited to the Company. Notwithstanding any other provision of the Plan to the contrary and subject to the immediately following proviso, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, and performance-based Awards must have a performance period of at least one year; provided, however, that the Committee may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Shares (the “5% Exception Limit”) authorized for issuance under the Plan (subject to adjustment under Section 4.2). For the avoidance of doubt, the foregoing restriction does not apply to the Committee’s discretion to provide in the terms of the Award or otherwise for accelerated exercisability or vesting of any Award upon the occurrence of one or more events other than completion of a service period, including without limitation the Grantee’s Retirement, death, Disability, Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason or a Change in Control. Additionally, notwithstanding any other provision of this Plan or any Award Agreement to the contrary, no dividends or Dividend Equivalents shall be paid with respect to any Awards that do not become vested, non-forfeitable or payable under the Plan.

5.4               Nontransferability of Awards.

(a)                Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order (a “DRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.

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(b)                No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a DRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)                Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Awards (other than Incentive Stock Options and corresponding tandem Awards), may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, any person sharing the Grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award, after the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)                Nothing herein shall be construed as requiring the Company or any Affiliate to honor a DRO except to the extent required under Applicable Law.

5.5               Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised or other Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Service. Additionally, notwithstanding any other provision of the Plan or any Agreement to the contrary, a Grantee shall forfeit any and all rights under an Award if the Grantee incurs a Termination of Service by the Company or any Affiliate for Cause.

5.6               Stand-Alone, Tandem and Substitute Awards.

(a)                Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the related Incentive Stock Option.

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(b)                The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for share or stock and share or stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or shares or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7               Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Awards, the satisfaction of any requirements or goals with respect to Awards, the lapse or waiver of the deferral period for Awards, or the lapse or waiver of restrictions with respect to Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code so that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

5.8               Extension of Term of Award.

(a)                Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in Shares is prohibited by law or by any insider trading policy of the Company, the Committee may extend the term of the Award (or provide for such in the applicable Award Agreement) until thirty (30) days after the expiration of any such prohibitions to permit the Grantee to realize the value of the Award, provided such extension (i) is permitted by law, (ii) does not violate Code Section 409A with respect to any Award, and (iii) does not otherwise adversely impact the tax consequences of the Award (such as with respect to incentive stock options and related Awards).

(b)                This Section 5.8(b) applies to an Option or SAR if (i) the Grantee to whom the Option or SAR was granted remains in the continuous employment or service of the Company or an Affiliate from the date the Option or SAR was granted until the expiration date of such Option or SAR, (ii) on the expiration date the Fair Market Value of a share exceeds the exercise price of the Option or SAR, (iii) the Option or SAR has become exercisable on or before the expiration date and (iv) the term of the Option or SAR will not be extended as described above. In that event, subject to Sections 3.1(a), 5.8(a), 5.9, and 6.5 in all respects, each Option or SAR to which this Section 5.9(b) applies shall be exercised automatically on the expiration date to the extent that it is outstanding and unexercised on such date. An Option that is exercised pursuant to this Section 5.9(b) shall result in the issuance to the Grantee of that number of whole Shares that have a Fair Market Value that most nearly equals, but does not exceed, the excess of the Fair Market Value of a Share on the expiration date over the Option exercise price multiplied by the number of Shares subject to the exercisable portion of the Option. A SAR that is exercised pursuant to this Section 5.9(b) shall be settled in accordance with its terms on the expiration date.

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5.9               Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and rules and regulations of the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, and (iii) the Grantee has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

5.10           REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under the Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s Articles of Incorporation, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

Article 6
Stock Options

6.1               Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2               Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable, whether the Option is intended to be a Non-Qualified Stock Option or an Incentive Stock Option and such other provisions as the Committee shall determine. Except as otherwise set forth in Section 5.6(b) above, no Option shall have a term of more than ten (10) years after its Grant Date, subject to earlier termination as provided herein or in the applicable Award Agreement. No Option may be exercised at a time when such exercise and/or the issuance of Shares pursuant to such exercise would be in breach of Applicable Law. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of Options.

6.3               Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date (except as otherwise set forth in Section 5.6(b) above) and shall not be less than the nominal value per Share if required by Applicable Law.

6.4               Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. An Option designated as an Incentive Stock Option:

(a)                shall be granted only to an employee of the Company, a Parent Corporation or a Subsidiary Corporation;

(b)                shall have an Exercise Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than Ten Percent (10%) Owner”), have an Exercise Price not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

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(c)                shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)                shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)                shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)                 shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)                shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)                shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

6.5               Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)                cash, personal check, cash equivalent or wire transfer;

(b)                subject to Applicable Law and with the approval of the Committee, by delivery of Shares owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)                subject to Applicable Law and with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

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(d)                subject to Applicable Law and with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)                subject to Applicable Law (including the prohibited loan provisions of Section 402 of Sarbanes-Oxley), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7
Stock Appreciation Rights

7.1               Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of SARs.

7.2               Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee. Except as otherwise set forth in Section 5.6(b) above, no SAR shall have a term of more than ten (10) years after its Grant Date, subject to earlier termination as provided herein or in the applicable Award Agreement. No SAR may be exercised at a time when such exercise and/or the issuance of Shares pursuant to such exercise would be in breach of Applicable Law.

7.3               SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that, except as otherwise set forth in Section 5.6(b), the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of the grant of the SAR (or the exercise price of the related Option if granted in tandem therewith).

7.4               Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by (b) the number of Shares with respect to which the SAR is exercised. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within thirty (30) days of the date the SAR is exercised, unless the Award Agreement specifically provides otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5               Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee’s sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

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Article 8
Restricted Shares

8.1               Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2               Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific time-based restrictions, Performance Measures, time-based restrictions on vesting following the attainment of the Performance Measures, and/or restrictions under Applicable Law.

8.3               Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares provided that it shall be no less than the nominal value per Restricted Share if required to be paid by Applicable Law.

8.4               Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5               Voting and Dividend Equivalent Rights Attributable to Restricted Shares. A Grantee awarded Restricted Shares will have all voting rights with respect to such Restricted Shares. Unless the Committee determines and sets forth in the Award Agreement that Grantee will not be entitled to receive any dividends with respect to such Restricted Shares, a Grantee will have the right to receive all dividends in respect of such Restricted Shares, which dividends shall be either deemed reinvested in additional shares of Restricted Shares, which shall remain subject to the same forfeiture conditions applicable to the Restricted Shares to which such dividends relate, or paid in cash if and at the time the Restricted Shares are no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No dividends may be paid with respect to Restricted Shares that are Forfeited.

8.6               Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares if certificated (x) shall be held (together with a stock transfer form executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become non-Forfeitable or are Forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

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Article 9
Deferred Stock and Restricted Stock Units

9.1               Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 14 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2               Vesting and Delivery.

(a)                Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Service while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Service due to Retirement, death, Disability, or involuntary termination by the Company or an Affiliate without Cause or termination by the Grantee for Good Reason.

(b)                Unless specified otherwise by the Committee in the Grantee’s Award Agreement for the Award of Restricted Stock Units, delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Service while the Restricted Stock Units remain subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Service due to Retirement, death, Disability, or involuntary termination by the Company or an Affiliate without Cause or termination by the Grantee for Good Reason; provided that any such determination shall be made in accordance with Code Section 409A.

9.3               Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless the Committee determines and sets forth in the Award Agreement that a Grantee will not be entitled to receive any such Dividend Equivalents with respect to such Deferred Stock or Restricted Stock Units, the Grantee will have the right to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be either deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate, or paid in cash if and at the time the Deferred Stock or Restricted Stock Units are no longer subject to forfeiture and deliverable, as the Committee shall set forth in the Award Agreement. No Dividend Equivalents may be paid on Deferred Stock or Restricted Stock Units that are Forfeited.

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Article 10
Performance Units and Performance Shares

10.1           Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

10.2           Value/Performance Goals. The Committee shall set Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

10.3           Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement provided that if it is to be in Shares, issuance of the Shares shall be subject to payment by the Grantee in cash of the nominal value for each Share so issued to the extent required by Applicable Law.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

Unless the Committee determines and sets forth in the Award Agreement that a Grantee will not be entitled to vote or receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares, the Grantee shall have the right to vote the Shares in respect of such Performance Shares and the right to receive any dividends or Dividend Equivalents in respect of such Performance Units and Performance Shares, which dividends and Dividend Equivalents shall either be deemed reinvested in additional Shares of Performance Units or Performance Shares, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Performance Units or Performance Shares to which such dividends and Dividend Equivalents relate, or paid in cash if and at the time the Performance Units or Performance Shares are payable and/or no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No dividends or Dividend Equivalents may be paid on Performance Units or Performance Shares that are forfeited.

Article 11
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs, and no Dividend Equivalents may be paid on any Awards unless and until the Awards become vested, nonforfeitable and/or payable. The Committee may provide that Dividend Equivalents not paid in connection with an Award shall either be (i) paid or distributed in cash when the Dividend Equivalents or Awards to which such Dividend Equivalents relate become vested, nonforfeitable and/or payable or (ii) deemed to have been reinvested in additional Dividends Equivalents or Awards.

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Article 12
Other Stock-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13
Non-Employee Director Awards

Subject to the terms of the Plan, the Committee may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards during any single calendar year that, taken together with any cash fees paid to such Non-Employee Director during such calendar year in respect of the Non-Employee Director’s service as a member of the Board during such year, exceeds $75,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial accounting purposes).

Article 14
Amendment, Modification, and Termination

14.1           Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any Applicable Law, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

14.2           Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall materially adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award. Notwithstanding the foregoing, the Board reserves the authority to terminate a 409A Award granted under the Plan in return for payment of the vested portion of the 409A Award provided the termination and payment satisfies the rules under Section 409A of the Code.

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Article 15
Compliance with Code Section 409A

15.1           Awards Subject to Code Section 409A. The provisions of this Article 15 and Section 409A of the Code shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award to the extent required for the Award to comply with Section 409A of the Code.

15.2           Distributions. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than (i) Separation from Service; (ii) the date the Grantee becomes Disabled (as defined in Section 2.26(b)); (iii) the date of the Grantee’s death; (iv) a specified time (or pursuant to a fixed schedule) that is either (a) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (b) specified by the Grantee in an Election complying with the requirements of Section 409A of the Code; or (vi) a change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

15.3           Six-Month Delay. Notwithstanding anything herein or in any Award Agreement or election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death, to the extent required to comply with Code Section 409A.

15.4           Short-Term Deferral. If an Award Agreement does not specify a payment date, payment of the Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee during which the Grantee’s right to payment is no longer subject to a substantial risk of forfeiture under Section 409A of the Code. All rights to payments and benefits under an Award shall be treated as rights to receive a series of separate payments and benefits to the fullest extent allowed by Section 409A of the Code.

Article 16
Withholding

16.1           Required Withholding.

(a)                The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)                                     payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)                                  delivering part or all of the amount to be withheld in the form of Shares valued at their Fair Market Value on the Tax Date;

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(iii)                                requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)                              withholding from any other compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law that will not result in adverse financial accounting consequences with respect to such Awards and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)                Notwithstanding the foregoing, any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount, if any, sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a) (other than (a)(iii) above).

16.2           Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

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Article 17
Limitation on Benefits

Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan, alone or in combination with any other payments or distributions under any other plan, agreement or arrangement, would subject a Grantee to tax under Code Section 4999, the Committee may determine whether some amount of such payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Grantee under all Awards must be reduced to such Reduced Amount, but not below zero, with the amounts to be reduced so as to maximize the aggregate Net After Tax Receipts to the Grantee; provided, that, notwithstanding the foregoing, payments or benefits that are not subject to Section 409A of the Code shall be reduced before any payment or benefits that are subject to Section 409A of the Code and all such reductions shall comply with Section 409A of the Code with respect to any amounts subject to Section 409A of the Code. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Grantee of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article 17 are final, conclusive and binding upon the Company and the Grantee. It is the intention of the Company and the Grantee to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Grantee would thereby be increased. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article 17, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Grantee which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Grantee could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Grantee, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which the Grantee must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Grantee to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Grantee is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Grantee but no later than the end of the Grantee’s taxable year next following the Grantee’s taxable year in which the determination is made that the underpayment has occurred. For purposes of this Article 17, (i) “Net After Tax Receipt” means the Present Value of payments and benefits under this Plan and any other plan, agreement or arrangement, net of all taxes imposed on Grantee with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Grantee’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4) and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan and any other plan, agreement or arrangement, which (a) is less than the sum of all such payments and benefits under this Plan and any other plan, agreement or arrangement, and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan and any other plan, agreement or arrangement, were any other amount less than the sum of all payments and benefits to be made under this Plan. Any reduction of payments or benefits pursuant to this Article 17 shall be made in the following order (first against any such items that are not subject to Section 409A of the Code): (i) first against any cash compensation in order of the latest amounts to be paid and otherwise on a pro rata basis, (ii) second against any benefits otherwise payable in order of the latest amounts to be delivered and otherwise on a pro rata basis; and (iii) third against any equity or related awards in order of the latest amounts to be settled and otherwise on a pro rata basis.

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Article 18
Additional Provisions

18.1           Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2           Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3           Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by any governmental agencies or the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

18.4           Securities Law Compliance.

(a)                If the Committee deems it necessary to comply with any Applicable Law, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the date of the final prospectus or prospectus supplement relating to an underwritten public offering as the Company or such underwriter shall specify reasonably and in good faith. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)                If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any Applicable Law or result in the imposition of excise taxes on the Company or its Affiliates under the statutes, rules or regulations of any applicable jurisdiction, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

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(c)                The Committee may require each Grantee receiving Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Grantee is acquiring the Shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, the NYSE American and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)                A Grantee shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

18.5           Awards Subject to Share Retention Guidelines and Claw-Back Policies. Notwithstanding any provisions herein to the contrary, (i) Shares acquired by a Grantee under the Plan upon the exercise, payment or settlement of an Award shall be subject to the terms of any Share retention guidelines currently in effect or subsequently adopted by the Board and (ii) all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of Sarbanes-Oxley, Dodd-Frank or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

18.6           No Rights as a Shareholder. Unless otherwise determined by the Committee and set forth in the Award Agreement, no Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of grant of an Award, the Committee will require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Awards. Stock dividends and deferred cash dividends issued with respect to Awards shall be subject to the same restrictions and other terms as apply to the Awards with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

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18.7           Employee Status. If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Grantee and the Company and/or an Affiliate if, at the time of the determination, the Grantee is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Grantee on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute, agreement or contract. If the period of leave exceeds three months, and the individual’s right to re-employment is not guaranteed by statute, agreement or contract, the employment shall be deemed to be terminated on the first day after the end of such three-month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or adviser shall not be affected by any change in the status of the Grantee so long as the Grantee continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Grantee’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Grantee’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or prior to such occurrence, the Grantee will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Grantee is no longer the Company or an entity that qualifies as an Affiliate. With respect to any Award constituting deferred compensation within the meaning of Code Section 409A, nothing in this Section 18.7 shall be interpreted to modify the definition of Separation from Service.

18.8           Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.9           Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.10        Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia, other than its laws respecting choice of law, to the extent not preempted by federal law.

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18.11        Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Georgia or the United States District Court for the State of Georgia and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Grantee shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Georgia, the court of the United States of America for the State of Georgia, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Georgia State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Grantee may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Grantee, at the Grantee’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention Corporate Secretary, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Georgia.

18.12        Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.13        Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.14        Military Service. To the extent required by Applicable Law, Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.15        Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural and words in the plural include the singular.

18.16        Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation unless such retirement or other benefit specifically provides that an Award shall be counted as compensation for purposes of such plan.

18.17        Death/Disability. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee’s death or Disability and to supply it with a copy of the will (in the case of the Grantee’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan and the particular Award.

18.18        Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

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18.19        Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.20        No Right to Continue in Service or Employment. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company. Nothing contained in the Plan or any Agreement shall confer upon any Grantee any right with respect to the continuation of employment or service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Grantee.

18.21        Payment on Behalf of Grantee or Beneficiary.

(a)                If the Grantee is incompetent to handle Grantee’s affairs at the time the Grantee is eligible to receive a payment from the Plan, the Committee will make payment to the Grantee’s court-appointed personal representative or, if none, the Committee, in its sole discretion, may make payment to the Grantee’s duly appointed guardian, legal representative, next-of-kin or attorney-in-fact for the benefit of the Grantee.

(b)                If the Beneficiary of a deceased Grantee is a minor or is legally incompetent, the Committee will make payment to the Beneficiary’s court-appointed guardian or personal representative or to a trust established for the benefit of the Beneficiary, or if no such guardian, representative or trust exists, the Committee, in its sole discretion, may make payment to the Beneficiary’s surviving parent or his or her next-of-kin for the benefit of the Beneficiary.

(c)                If the Committee for any reason considers it improper to direct any payment as specified in this Section 18.21, the Committee may request a court of appropriate jurisdiction to determine the appropriate payee.

(d)                Any payment made by the Committee pursuant to this Section 18.21 shall be in full satisfaction of all liability of the Plan, the Company and its Affiliates with respect to any benefit due a Grantee or a Grantee’s Beneficiary under this Plan.

18.22        Data Privacy. As a condition for receiving an Award, each Grantee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Affiliates exclusively for implementing, administering and managing the Grantee’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Grantee, including the Grantee’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Grantee’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Grantee’s country, or elsewhere, and the Grantee’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Grantee’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Grantee may elect to deposit any Shares. The Data related to a Grantee will be held only as long as necessary to implement, administer, and manage the Grantee’s participation in the Plan. A Grantee may, at any time, view the Data that the Company holds regarding such Grantee, request additional information about the storage and processing of the Data regarding such Grantee, recommend any necessary corrections to the Data regarding the Grantee or refuse or  withdraw the consents  in  this  Section 18.22 in writing,  without  cost, by  contacting the local

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human resources representative. The Company may cancel Grantee’s ability to participate in the Plan and, in the Committee’s discretion, the Grantee may forfeit any outstanding Awards if the Grantee refuses or withdraws the consents in this Section 18.22. For more information on the consequences of refusing or withdrawing consent, Grantees may contact their local human resources representative.

18.23        Miscellaneous.

(a)                No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Grantee at any time shall neither require the Committee to grant any other Award to such Grantee or other person at any time or preclude the Committee from making subsequent grants to such Grantee or any other person.

(b)                Nothing contained herein prohibits the Grantee from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the SEC. The Grantee does not need prior authorization from the Company to make any such reports or disclosures, and is not required to notify the Company about such disclosures.

(c)                Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Grantee’s exercise of Options or the settlement of an Award if such Grantee is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Grantee is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(d)                Grantees are and at all times shall remain subject to the securities trading policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, SARs or sell Shares acquired pursuant to the Plan.

(e)                Notwithstanding any other provision of this Plan, (i) the Company shall not be obliged to issue any shares pursuant to an Award unless at least the par value of such newly issued share has been fully paid in advance to the extent required by Applicable Law (which requirement may mean the holder of an Award is obliged to make such payment) and (ii) the Company shall not be obliged to issue or deliver any shares in satisfaction of Awards until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.

(f)                 The Committee has no obligation to search for the whereabouts of any Grantee or Beneficiary if the location of such Grantee or Beneficiary are not made known to the Committee.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet -QUICK ??? EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail REGIONAL HEALTH PROPERTIES,INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, on December 29, 2025. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card PLEASE DO NOT RETURN THE PROXY CARD and return it in the postage-paid envelope provided. IF YOU ARE VOTING ELECTRONICALLY. ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY FOR HOLDERS OF COMMON STOCK Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES X NAMED IN PROPOSAL 1(A), “FOR” PROPOSALS 2, 3 AND 5, AND “EVERY THREE YEARS” FOR PROPOSAL 4. FOR AGAINST ABSTAIN 1(a). To elect the four director nominees listed below to serve until the 3. To approve, by non-binding advisory vote, Company’s 2026 Annual Meeting of Shareholders and until their the compensation of the named executed successors are elected and qualified, or until their earlier death, officers as described in the proxy statement (“Say-on-Pay”) (Proposal 3). resignation or removal (Proposal 1(a)). EVERY EVERY FOR WITHHOLD EVERY TWO THREE YEAR YEARS YEARS ABSTAIN (1) F. Scott Kellman 4. To hold future Say-on-Pay advisory votes (Proposal 4): (2) Brent S. Morrison (3) Kenneth W. Taylor FOR AGAINST ABSTAIN 5. To ratify the appointment of Cherry Bekaert, (4) C. Christain Winkle LLP as our independent registered public accounting firm for the year ending FOR AGAINST ABSTAIN 2. To approve the Regional Health Properties, December 31, 2025 (Proposal 5). Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “A&RPlan”) (Proposal 2). CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, December 30, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2025 ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY FOR HOLDERS OF COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS REGIONAL HEALTH PROPERTIES,INC. 1050 CROWN POINTE PARKWAY SUITE 720, ATLANTA, GEORGIA 30338 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December [__], 2025, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on December 30, 2025, and hereby appoints Brent Morrison and Mark Stockslager, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A), “FOR” PROPOSALS 2, 3 AND 5, AND “EVERY THREE YEARS” FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A), “FOR” PROPOSALS 2, 3 AND 5, AND “EVERY THREE YEARS” FOR PROPOSAL 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet -QUICK ??? EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail REGIONAL HEALTH PROPERTIES,INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, on December 29, 2025 INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card PLEASE DO NOT RETURN THE PROXY CARD and return it in the postage-paid envelope provided. IF YOU ARE VOTING ELECTRONICALLY. ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES B PREFERRED STOCK Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE X NAMED IN PROPOSAL 1(b). 1(b). To elect the one director nominee listed below to serve until the Company’s 2026 Annual Meeting of Shareholders and until his successor is elected and qualified, or until his death, resignation or removal (“Proposal 1(b)”). FOR WITHHOLD (1) Steven L. Martin CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, December 30, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2025 ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES B PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS REGIONAL HEALTH PROPERTIES,INC. 1050 CROWN POINTE PARKWAY SUITE 720, ATLANTA, GEORGIA 30338 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December [__], 2025, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on December 30, 2025, and hereby appoints Brent Morrison and Mark Stockslager, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b). PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b) AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet -QUICK ??? EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail REGIONAL HEALTH PROPERTIES,INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, on December 29, 2025. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card PLEASE DO NOT RETURN THE PROXY CARD and return it in the postage-paid envelope provided. IF YOU ARE VOTING ELECTRONICALLY. ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES D PREFERRED STOCK Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES X NAMED IN PROPOSAL 1(c). 1(c). To elect the two director nominees listed below to serve until the Company’s 2026 Annual Meeting of Shareholders and until his successor is elected and qualified, or until his death, resignation or removal (“Proposal 1(c)”). FOR WITHHOLD (1) Steven J. Baileys (2) Gene E. Burleson CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, December 30, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2025 ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES D PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS REGIONAL HEALTH PROPERTIES,INC. 1050 CROWN POINTE PARKWAY SUITE 720, ATLANTA, GEORGIA 30338 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December [__], 2025, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on December 30, 2025, and hereby appoints Brent Morrison and Mark Stockslager, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(c). PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(c) AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)